DELAWARE(SM)
INVESTMENTS
-----------

Delaware International Equity Fund

Delaware Global Equity Fund

Delaware Emerging  Markets Fund

Delaware Global Bond Fund

International Diversification

2000 SEMI-ANNUAL REPORT

(International Diversification Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929

TABLE OF CONTENTS

Letter to Shareholders                                          1

Delaware International
Equity Fund

  Portfolio
  Management Review                                             3

  Performance Summary                                           5

Delaware Global Equity Fund

  Portfolio
  Management Review                                             6

  Performance Summary                                           8

Delaware Emerging Markets Fund

  Portfolio
  Management Review                                             9

  Performance Summary                                          11

Delaware Global Bond Fund

  Portfolio
  Management Review                                            12

  Performance Summary                                          14

Financial Statements

  Statements of Net Assets                                     15

  Statements of Operations                                     23

  Statements of Changes in
  Net Assets                                                   24

  Financial Highlights                                         26

  Notes to Financial
  Statements                                                   42

A Commitment To Our Investors

Experienced

o Our seasoned investment professionals average more than 15 years' experience.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

o We follow strict investment policies and clear buy/sell guidelines.

o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

o We clearly articulate our investment policies and follow them consistently.

o Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage over $45 billion in assets as of June 30, 2000.

Comprehensive

o We offer more than 70 mutual funds in these asset classes.

   o Large-cap equity                o High-yield bonds

   o Mid-cap equity                  o Investment grade bonds

   o Small-cap equity                o Municipal bonds (23 single-state funds)

   o International equity            o International fixed-income

   o Balanced

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

July 10, 2000

Recap of Events - Over the past six months, we have seen a continuation of the improvements in overseas and emerging markets as economies around the world continued their recovery from the difficulties of 1998. As in the U.S., international market performance was strongly momentum-driven, with stocks in the technology and telecommunications sectors providing the bulk of the performance for much of the period.

Amid this technology exuberance, the big Y2K story was that the new millennium arrived with a yawn, rather than a headache or global catastrophe, as some had feared. Post-Y2K relief helped fuel continued strong growth in world markets early in 2000. This was especially true for technology stocks.

The bull-run persisted through the month of February. Then in late March, the investment environment changed. Rising interest rates in the U.S. and uncertainty as to whether or not the valuations of technology stocks were sustainable triggered a sell-off in technology stocks. This led to a broadening of stock markets, as investors seemed to rediscover the value in so-called "old economy" stocks. This emphasis on old economy stocks was short-lived, however. In April and May, investors rotated in and out of various market sectors, and no single sector maintained leadership for very long.

Delaware International Equity Fund delivered a +0.96% return (Class A shares at net asset value with distributions reinvested) for the six-month period ended May 31, 2000. For much of the period our value style of investing ran counter to the momentum-driven markets.

Delaware Global Equity Fund had a return of -2.98% for the period (Class A shares at net asset value with distributions reinvested). The Fund was likewise hurt during the period by its value style.

Delaware Emerging Markets Fund had a return of +0.35% for the period (Class A shares at net asset value with distributions reinvested). The Fund invested successfully in technology in Asia, but performance was pulled down by cyclicals.

Delaware Global Bond Fund had a return of -4.00% for the period (Class A shares at net asset value with distributions reinvested), underperforming the Salomon Smith Barney World Government Bond Index and the Lipper Global Income Fund Average during a difficult period in the international bond markets.


                                                                               1
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Outlook - While we are currently seeing a good deal of volatility in markets worldwide, we believe Delaware's global and international funds are well positioned to benefit from a continued broadening of the market, especially if investors renew their appreciation of earnings and valuations as the keys to stock appreciation. We thank you for your continued confidence in Delaware Investments.

Sincerely,


/s/ Wayne A. Stork                    /s/ David K. Downes
----------------------------------    ----------------------------------------
Wayne A. Stork                        David K. Downes
Chairman,                             President and Chief Executive Officer,
Delaware Investments Family of Funds  Delaware Investments Family of Funds


Total Return
For Period Ended May 31, 2000                                      Six Months
--------------------------------------------------------------------------------
Delaware International Equity Fund Class A                           +0.96%
Morgan Stanley EAFE Index                                            +0.73%
Lipper International Equity Funds Average (719 funds)                +2.27%
--------------------------------------------------------------------------------
Delaware Global Equity Fund Class A                                  -2.98%
Morgan Stanley Capital International World Index                     +2.05%
Lipper Global Equity Fund Average (270 funds)                        +5.59%
--------------------------------------------------------------------------------
Delaware Emerging Markets Fund Class A                               +0.35%
Morgan Stanley Capital International Emerging Markets Free Index     +0.18%
Lipper Emerging Markets Funds Average (195 funds)                    +2.76%
--------------------------------------------------------------------------------
Delaware Global Bond Fund Class A                                    -4.00%
Salomon Smith Barney World Government Bond Index                     -2.58%
Lipper Global Income Fund Average (123 funds)                        -0.94%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on pages 5, 8, 11 and 14. The Morgan Stanley Capital International EAFE Index is an unmanaged composite of European, Asian and Far East mutual funds. The unmanaged Morgan Stanley Capital International World Index, Morgan Stanley Emerging Markets Free Index and Salomon Smith Barney World Government Bond Index measure broad international market performance. The Lipper categories represent the average returns of global and international mutual funds tracked by Lipper Analytical (Source:
Lipper Analytical Services, Inc.). You cannot invest directly in an index. Past performance does not guarantee future results.


(International Diversification
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Delaware International Equity Fund

PORTFOLIO MANAGEMENT REVIEW


Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers, Ltd.

Nigel G. May
Senior Portfolio Manager & Director
Delaware International Advisers, Ltd.

July 10, 2000


The Fund's Results
Delaware International Equity Fund invests primarily in developed countries, concentrating on stocks of Western Europe and select Pacific Rim nations that meet the Fund's value standards. Value stocks are those that appear to be selling for less than their true worth and are considered to have strong prospects for future growth.

We consider Delaware International Equity Fund to be a core international fund, and therefore we strive to manage the risks involved with international investing. We select stocks by comparing the inflation-adjusted value of a stock's expected income with its current price. We supplement this approach with company-specific research and extensive analysis to help identify factors that may increase or decrease the value of stocks in specific countries.

Portfolio Highlights

The first five months of 2000 were a continuation of the record economic expansion in the United States. For the most part, European markets closely tracked the performance of their counterparts in the United States. Volatility was a key component during the period with a relatively small number of stocks in each market providing the majority of returns. The technology sector was the principal driving force with telecommunications and Internet-related companies enjoying strength. Our value style of investing made it difficult for the Fund to participate in this rally, as we believe many of the better performing companies are overvalued.

The markets did an about face in March. In the U.S., the Nasdaq Composite Index tumbled amid fears of rising interest rates and concerns that the high valuations of technology stocks were unsustainable. European markets, which can be highly sensitive to U.S. interest rates and changes in the Nasdaq Composite Index, experienced similar volatility.

From March through May of this year, the market's attention shifted to valuations and earnings. This shift benefited your Fund as investors found value in many of our holdings. During the period we took the opportunity to trim certain holdings in order to purchase new stocks, which we believed had recently become more reasonably valued.

In Europe, we benefited from our holdings in the French and German markets, particularly Alcatel and Seimens. In Spain, a number of strong companies are benefiting from the government's deregulation and liberalization of the economy. We continue to see good value in the U.K. market, where we have a higher percentage of holdings compared to our benchmark. However, the U.K. market negatively impacted performance by underperforming during the past six months amid concerns over interest rates and the effect of electronic commerce on traditional retailers and manufacturers.

The U.S. dollar remained strong against the euro and we expect it to stay that way until the U.S. economy shows clear signs of slowdown. The outlook for Europe remains positive, and we are encouraged by the recent broadening of the markets.

Japan continues to experience trouble as continued weakness in consumer sentiment, the fragility of the banking sector and uncertain policies of a new prime minister are hurdles that will be difficult to overcome in the near term. We have historically kept your Fund's investments in Japanese stocks smaller than the weighting of such stocks in the EAFE Index. We continue to believe that many Japanese stocks are overpriced.

Australia continues to enjoy strong non-inflationary economic growth and our outlook for company earnings remains positive as valuations there remain good.

Outlook

In our opinion, continued strength in the U.S. economy makes it likely that interest rates will continue to rise in the near term. We have reduced our holdings of some telecommunication positions during the period. We are looking to the out-of-favor utility and retail sectors as we believe there are attractively priced opportunities there. We will also be reviewing what we believe are several good opportunities among European financial companies.

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FUND BASICS

Fund Objective
The Fund seeks to achieve
long-term growth without undue
risk to principal.

Total Fund Assets
$253.55 million

Number of Holdings
51

Fund Start Date
October 31, 1991

Your Fund Management
Clive A. Gillmore is a graduate of the University of Warwick and completed the London Business School Investment program. Mr. Gillmore began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. He joined Delaware in 1990 after eight years of investment experience. His most recent position prior to joining Delaware was Pacific Basin analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd.

Nigel G. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. Mr. May had previously been with Hill Samuel Investment Management Group for five years.

Nasdaq Symbols
Class A  DEGIX
Class B  DEIEX
Class C  DEGCX


DELAWARE INTERNATIONAL EQUITY FUND PERFORMANCE

Average Annual Total Returns
Through May 31, 2000                   Lifetime   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 10/31/91)
   Excluding Sales Charge               +9.09%      +9.23%       +4.64%
   Including Sales Charge               +8.34%      +7.95%       -1.36%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge               +6.76%      +8.48%       +3.88%
   Including Sales Charge               +6.64%      +8.19%       -1.12%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge               +8.69%          -        +3.95%
   Including Sales Charge               +8.69%          -        +2.95%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charges assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Class A share results, excluding sales charge, assume that the front-end sales charge was not imposed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, five-year and one-year periods ended May 31, 2000 for Delaware International Equity Fund Institutional Class were +9.37%, +9.54% and +4.89%, respectively. The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on October 31, 1991.

Nasdaq Symbol Institutional Class: DEQIX.

Delaware Global Equity Fund

PORTFOLIO MANAGEMENT REVIEW


Elizabeth A. Desmond
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Robert L. Arnold
Vice President/Senior Portfolio Manager
Delaware Management Company
July 10, 2000


The Fund's Results
Using an international investing approach similar to that of Delaware International Equity Fund, we look for companies that are reasonably valued and offer strong potential for future earnings growth. We include a significant portion of U.S. equities within the portfolio. For the six months ended May 31, 2000, Delaware Global Equity Fund returned -2.98% (Class A shares at net asset value with dividends reinvested).

Portfolio Highlights

Despite the strength of the U.S. stock market during the latter part of 1999, Delaware Global Equity Fund generally lagged its benchmark, the Morgan Stanley Capital International (MSCI) World Index. We attribute this partially to our value approach, which limited our investments in the technology sector and growth related stocks. We believed stocks in these sectors were overvalued.

During that period, we maintained substantial positions in the United Kingdom and Australia because this is where we perceived the best value. Although we maintained a significant exposure to the U.S., our position was lower than our benchmarks as we believed the U.S. market offered less value than the European and Asian markets.

The U.S. stock market was also in the midst of a rising interest rate cycle, increasing the potential for slowdown or increased volatility in the coming months.

We held a small position in Japan, largely because we believed most Japanese equities were very overvalued. Although Japan's economy was showing some minor signs of recovery, government spending and exports grew in the fourth quarter, while consumer spending and investments fell.

Consistent with the struggling U.S. stock market, the first few months of 2000 proved challenging for the Fund as well. Following the same course as last year, investor interest continued to be focused in the telecommunications and technology sectors. Based on our value analysis, we believed investors were already paying lofty prices for these issues and therefore we minimized our investments in those areas.

(International Diversification
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

The market's activity during this period reinforced our commitment to our value strategy. The U.S. stock market Indexes, most notably the Dow and the Nasdaq Composite have been losing ground since March. This was due to valuation and earnings concerns, as well as interest rate hikes and inflation fears. This strengthened our belief that, at this time, technology and some growth stocks are overvalued and do not fit our investment discipline. This is not to say that we can't find value within these sectors at times; but right now, it's quite a challenge.

Outlook

We plan to continue to focus our fundamental research on undervalued companies which we believe will unlock their potential over the next three to five years. We believe there are attractively priced opportunities in the out-of-favor retail and utilities sectors. These sectors, and value stocks in general, have already shown signs of increased strength this year. We are also looking at a number of opportunities among European financial companies. We will be keeping an eye on Japan, where we expect our exposure to remain low in light of valuation concerns for those issues. We will likely maintain considerable exposure to the United Kingdom, and to selected Continental European, Australian and New Zealand companies, which in the past have served the portfolio well.


                                                                               7
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FUND BASICS

Fund Objective
The Fund seeks long-term total return by investing in U.S. and foreign securities that the Fund's management believes will provide the potential for capital appreciation and income.

Total Fund Assets
$12.95 million

Number of Holdings
66

Fund Start Date
December 27, 1994

Your Fund Management
Elizabeth A. Desmond is a graduate of Wellesley College and the master's program in East Asian studies at Stanford University. She joined Delaware in 1991 and is a Chartered Financial Analyst.

Robert L. Arnold holds a B.S. from Carnegie Mellon University and earned an MBA from the University of Chicago. Prior to joining Delaware in 1992, he was involved in strategic analysis assignments at Chemical Banking Corporation.

Nasdaq Symbols
Class A  DEGAX
Class B  DGABX
Class C  DGACX

DELAWARE GLOBAL EQUITY FUND PERFORMANCE

Average Annual Total Returns
Through May 31, 2000                  Lifetime    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/27/94)
   Excluding Sales Charge              +10.49%      +8.97%       -3.28%
   Including Sales Charge               +9.30%      +7.69%       -8.82%
--------------------------------------------------------------------------------
Class B (Est. 12/27/94)
   Excluding Sales Charge               +9.72%      +8.21%       -3.95%
   Including Sales Charge               +9.60%      +7.92%       -8.53%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge               +7.16%          -        -3.97%
   Including Sales Charge               +7.16%          -        -4.88%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charges assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Class A share results, excluding sales charge, assume that the front-end sales charge was not imposed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

A voluntary expense limitation was in effect for all classes of Delaware Global Equity Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

The average annual total returns for the lifetime, five-year and one-year periods ended May 31, 2000 for Delaware Global Equity Fund Institutional Class were +10.83%, +9.31% and -2.97%, respectively. The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on December 27, 1994.

Nasdaq Symbol Institutional Class: DGAIX.

(International Diversification
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8
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Delaware Emerging Markets Fund

PORTFOLIO MANAGEMENT REVIEW


Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Robert Akester
Senior Portfolio Manager
Delaware International Advisers Ltd.

July 10, 2000


The Fund's Results

As in the developed markets, the primary interest of emerging market investors in recent months has been in technology, telecommunications and media stocks. As most of these stocks were priced at levels so high they failed to pass our value screening, it was difficult for the Fund to match its benchmark's return in this period. An analysis of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index's return shows that the top ten contributors to return were all from the technology, telecommunications and media sectors.

Delaware Emerging Markets Fund returned +0.35% (Class A shares at net asset value with distributions reinvested) for the six months ended May 31, 2000. The Fund enjoyed positive returns after the first two months of 2000, only to give the gains back in March when the Fund fell 3.63%. Though the Fund had low or neutral exposure to the market sectors that performed the worst in March, some of our individual holdings performed poorly during the volatile month, contributing to our decline.

Our technology holdings provided the greatest positive impact on performance. We were able to find technology stocks with attractive valuations in Asia, India, Taiwan and Thailand.

Some of the biggest disappointments for the Fund during the period were natural resource stocks, especially in South Africa, where profit taking took its toll after very good relative performance in 1999.

Portfolio Highlights

Latin American markets performed will over the period, and we continue to favor Brazil, where inflation has finally been reigned in and we see good value.

In European emerging markets, however, positive returns of the core markets were partially offset by declines in Greece and Turkey.

South Africa also posted a negative return for the period, although we still think the outlook there is positive. Exporters, such as Sasol, a synthetic petroleum manufacturer, should be able to benefit from the undervalued rand. Currency played a bigger part in the cases of the weak markets than in the strong ones. For example, currency declines relative to the U.S. dollar affected approximately one-third of the markets in the MSCI Emerging Markets Free Index and contributed to the poor performance of Greece, Turkey and South Africa (Source: Bloomberg).

Towards the end of the year, MSCI is likely to alter the weightings of the Europe, Australasia, Far East Index, which generally measures performance in the developed markets. The resulting cash flows could have an influence on market valuations. Our strategy uses the index weights as a starting point rather than a guiding force. Although we are mindful of the technical issues related to changes in indexes, our asset allocation decisions will still be driven mainly by our fundamental analysis of individual countries and companies.

Outlook

We have a positive outlook for economic growth throughout the world for the next year. We expect the fact that emerging markets remain undervalued compared to developed markets to help support security prices in emerging markets. The differences in valuation from one region of the world to another have narrowed over the past year. As a result we believe country allocation and individual stock selection will become somewhat more important in the months ahead.






(International Diversification
Artwork)

FUND BASICS

Fund Objective
The Fund seeks long-term
capital appreciation.

Total Fund Assets
$17.11 million

Number of Holdings
74

Fund Start Date
June 10, 1996

Your Fund Management
Clive A. Gillmore is a graduate of the University of Warwick and completed the London Business School Investment program. Mr. Gillmore began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. He joined Delaware in 1990 after eight years of investment experience. His most recent position prior to joining Delaware was Pacific Basin analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd.

Robert Akester holds a B.S. in Statistics and Economics from University College, London, and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester joined Delaware in 1996 and has more than 30 years of investment experience.

Nasdaq Symbols
Class A  DEMAX
Class B  DEMBX
Class C  DEMCX

DELAWARE EMERGING MARKETS FUND PERFORMANCE


Average Annual Total Returns
Through May 31, 2000                     Lifetime  Three Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 6/10/96)
   Excluding Sales Charge                 -3.17%     -10.08%      +13.29%
   Including Sales Charge                 -4.60%     -11.83%       +6.71%
--------------------------------------------------------------------------------
Class B (Est. 6/10/96)
   Excluding Sales Charge                 -3.82%     -10.70%      +12.47%
   Including Sales Charge                 -4.50%     -11.54%       +7.47%
--------------------------------------------------------------------------------
Class C (Est. 6/10/96)
   Excluding Sales Charge                 -3.85%     -10.74%      +12.49%
   Including Sales Charge                 -3.85%     -10.74%      +11.49%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charges assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Class A share results, excluding sales charge, assume that the front-end sales charge was not imposed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

A voluntary expense limitation was in effect for all classes of Delaware Emerging Markets Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

The average annual total returns for the lifetime, three-year and one-year periods ended May 31, 2000 for Delaware Emerging Markets Fund Institutional Class were -2.82%, -9.80%, and +13.81%, respectively. The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on June 10, 1996.

Nasdaq Symbol Institutional Class: DEMIX

Delaware Global Bond Fund

PORTFOLIO MANAGEMENT REVIEW


Christopher A. Moth
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Joanna Bates
Senior Portfolio Manager
Delaware International Advisers Ltd.

July 10, 2000


The Fund's Results

The past six months have been a difficult time for investors in international bonds. In general, bond markets have again been negative during the period, as global bond markets continue to take a back seat to global equities. Returns for U.S.-based international bond investors were further hampered by the continued strength of the dollar against most currencies. The Delaware Global Bond Fund returned -4.00% for the six-month period ended May 31, 2000.

The euro continues to confound expectations that the new currency would be strong, and fell in value over the period. In our opinion, the euro is exceptionally undervalued, and we believe it has strong potential to rise over the coming months.

Portfolio Highlights

The Fund maintained a substantial exposure to North American markets, particularly the U.S. bond market. Our U.S. holdings boosted the Fund's performance due to the strength of the U.S. dollar. In addition, we hold bonds of companies largely in dynamic market sectors, such as technology and telecommunications, which had strong performance during the period.

The Fund held a smaller percentage in Europe than our benchmark, with holdings in euro zone countries such as Greece and Poland, where we found good value. We continued to have sizeable investments in New Zealand.

The Fund does not have any holdings in Japan as we believe the fundamentals in the Japanese bond markets are unfavorable.

Investing in foreign bonds involves currency risk, and the Fund's performance was hurt during the period by the fluctuations of some foreign currencies. American investors measure their results in U.S. dollars. International currency changes can add or subtract from U.S. returns. We attempt to reduce currency risk by holding bonds denominated in currencies that appear undervalued. For example, as of May 31, 2000, we held bonds denominated in the South African rand, which we viewed as inexpensive and having the potential to rise in value.

We expect to continue to limit the Fund's exposure to interest rate risk by maintaining a relatively short average effective duration. We held the duration of your Fund shorter than the Salomon Smith Barney World Government Bond Index due to our belief that inflation could begin to increase in both the U.S. and abroad. We plan to maintain a somewhat more conservative position for Delaware Global Bond Fund in the coming months in order to preserve capital if interest rates rise and prices fall. Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates.

Outlook

The prospect for improving world growth in the year ahead is encouraging for both developed and emerging markets. In many cases emerging markets depend on exports of manufactured goods or commodities to the developed world. Even in countries where commodity companies are relatively small parts of a country's index, demand for oil, minerals or food may have a powerful influence on the health of the economy as a whole. We are optimistic and believe there are many signs indicating a potentially strong close to the year 2000.

FUND BASICS


Fund Objective
The Fund seeks to achieve current
income consistent with preservation
of principal.

Total Fund Assets
$14.25 million

Number of Holdings
35

Fund Start Date
December 27, 1994

Your Fund Management
Christopher A. Moth graduated from City University of London and joined Delaware in 1992. He previously worked at the Guardian Royal Exchange, where he was responsible for technical analysis, quantitative models, and projections.

Joanna Bates is a graduate of London University and joined Delaware in 1997. Previously, she was the Associate Director of Fixed Interest at Hill Samuel Investment Management.

Nasdaq Symbols
Class A  DGBAX
Class B  DGBBX
Class C  DGBCX

DELAWARE GLOBAL BOND FUND PERFORMANCE


Average Annual Total Returns
Through May 31, 2000                      Lifetime  Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 12/27/94)
   Excluding Sales Charge                  +5.60%      +4.37%       -6.69%
   Including Sales Charge                  +4.65%      +3.36%      -11.16%
--------------------------------------------------------------------------------
Class B (Est. 12/27/94)
   Excluding Sales Charge                  +4.88%      +3.65%       -7.30%
   Including Sales Charge                  +4.74%      +3.34%      -10.88%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                  +1.97%          -        -7.33%
   Including Sales Charge                  +1.97%          -        -8.23%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charges assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Class A share results, excluding sales charge, assume that the front-end sales charge was not imposed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

A voluntary expense limitation was in effect for all classes of Delaware Global Bond Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

The average annual total returns for the lifetime, five-year and one-year periods ended May 31, 2000 for Delaware Global Bond Fund Institutional Class were +5.90%, +4.69% and -6.44%, respectively. The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on December 27, 1994.

Nasdaq Symbol Institutional Class: DGBIX

Statement of Net Assets

DELAWARE INTERNATIONAL EQUITY FUND

                                                                       Market
                                                      Number of        Value
May 31, 2000 (Unaudited)                               Shares          (US $)
--------------------------------------------------------------------------------
  Common Stock - 97.43%
  Australia - 10.90%
  Amcor ......................................        1,087,000      $ 3,128,212
  CSR ........................................        1,956,874        4,514,195
 +Foster's Brewing Group .....................        2,995,165        7,285,619
 +National Australia Bank ....................          652,918        9,730,129
  Orica ......................................          578,300        2,344,486
 *Paperlinx ..................................          362,333          628,953
                                                                     -----------
                                                                      27,631,594
                                                                     -----------
  Belgium - 1.33%
 +Electrabel .................................           14,679        3,376,847
                                                                     -----------
                                                                       3,376,847
                                                                     -----------
 France - 12.70%
 +Alcatel ....................................          166,155        9,195,304
 +Compagnie de Saint Gobain ..................           35,975        5,019,263
 +Societe Generale ...........................          156,472        9,031,800
  Total Fina Class B .........................           56,791        8,951,734
                                                                     -----------
                                                                      32,198,101
                                                                     -----------
  Germany - 9.06%
  Bayer ......................................          143,090        5,555,212
 +Bayerische Hypo-und Vereinsbank ............           77,800        4,980,830
  Continental ................................           94,500        1,732,975
 +RWE ........................................          161,000        5,829,826
  Siemens ....................................           33,300        4,863,587
                                                                     -----------
                                                                      22,962,430
                                                                     -----------
  Hong Kong - 3.91%
  Hong Kong Electric .........................        1,168,000        3,912,195
  Jardine Matheson Holdings Limited ..........          632,287        2,693,543
  Wharf Holdings .............................        1,843,514        3,312,162
                                                                     -----------
                                                                       9,917,900
                                                                     -----------
  Japan - 13.45%
  Canon ......................................          166,000        7,647,071
  Eisai ......................................          177,000        3,813,876
  Hitachi ....................................          489,000        6,058,569
 +Kinki Coca-Cola Bottling ...................          134,000        1,705,025
  Matsushita Electric ........................          310,000        7,327,484
  West Japan Railway .........................            1,789        7,560,093
                                                                     -----------
                                                                      34,112,118
                                                                     -----------
  Malaysia - 0.78%
  Oriental Holdings ..........................          320,000          720,009
  Sime Darby .................................          966,000        1,250,732
                                                                     -----------
                                                                       1,970,741
                                                                     -----------
                                                                       Market
                                                       Number of       Value
                                                         Shares        (US $)
--------------------------------------------------------------------------------
   Common Stock (continued)
   Netherlands - 8.08%
   Elsevier ....................................         452,000     $ 4,243,600
   ING Groep ...................................          95,100       5,689,896
   Koninklijke Vopak ...........................          69,680       1,593,207
  +Royal Dutch Petroleum .......................         110,280       6,795,729
   Unilever ....................................          42,714       2,170,546
                                                                     -----------
                                                                      20,492,978
                                                                     -----------
   New Zealand - 2.55%
  +Carter Holt Harvey ..........................         880,300         709,050
  +Telecom Corporation of New Zealand ..........       1,638,920       5,760,397
                                                                     -----------
                                                                       6,469,447
                                                                     -----------
   Singapore - 0.64%
   Overseas Chinese Banking ....................         287,000       1,614,546
                                                                     -----------
                                                                       1,614,546
                                                                     -----------
   Spain - 6.04%
   Banco Santander Central
     Hispanoamericano ..........................         709,132       6,955,491
   Iberdrola ...................................         169,000       2,160,754
 +*Telefonica ..................................         301,338       6,186,921
                                                                     -----------
                                                                      15,303,166
                                                                     -----------
   United Kingdom - 27.99%
   Bass ........................................         533,607       5,848,654
   BG ..........................................         872,000       5,216,228
   Blue Circle Industries ......................       1,145,254       7,309,531
   Boots .......................................         728,500       6,078,592
   British Airways .............................       1,161,570       6,304,879
   Cable & Wireless ............................         420,400       7,018,768
   GKN .........................................         532,800       7,375,551
   Great Universal Stores ......................         861,600       5,324,957
   Halifax .....................................         478,952       4,700,977
   PowerGen ....................................         385,000       2,522,099
   Rio Tinto ...................................         294,524       4,328,469
   Taylor Woodrow ..............................       2,190,825       4,986,256
   Unigate .....................................         869,000       3,949,133
                                                                     -----------
                                                                      70,964,094
                                                                     -----------
   Total Common Stock (cost $215,031,851) ......                     247,013,962
                                                                     -----------

                                                                         Market
                                                         Principal       Value
Delaware International Equity Fund                         Amount        (US $)
--------------------------------------------------------------------------------
   Repurchase Agreements - 0.62%
   With Chase Manhattan 6.33% 6/1/00
     (dated 5/31/00, collateralized by $544,000
     U.S. Treasury Notes 5.875% due 11/15/04,
     market value $530,205). ...........................   $517,000   $ 517,000
   With J.P. Morgan Securities 6.33% 6/1/00
     (dated 5/31/00, collateralized by $205,000 U.S.
     Treasury Notes 6.50% due 5/31/01, market value
     $204,811 and $144,000 U.S. Treasury Notes 6.625%
     due 6/30/01, market value $147,479, and $32,000
     U.S. Treasury Notes 6.50% due 8/31/01, market
     value $32,409, and $159,000 U.S. Treasury Notes
     6.375% due 9/30/01, market value $160,331) ........    534,000     534,000
   With PaineWebber 6.33% 6/1/00
     (dated 5/31/00, collateralized by $205,000
     U.S. Treasury Notes 5.00% due 4/30/01,
     market value $203,077 and $130,000
     U.S. Treasury Notes 6.25% due 1/31/02,
     market value $132,260 and $205,000
     U.S. Treasury Notes 7.25% due 5/15/04,
     market value $210,175) ............................    534,000     534,000
                                                                   ------------
   Total Repurchase Agreements
     (cost $1,585,000) .................................              1,585,000
                                                                   ------------

   Total Market Value of Securities - 98.05%
     (cost $216,616,851) ...............................           $248,598,962

   Receivables and Other Assets
     Net of Liabilities - 1.95% ........................              4,946,256
                                                                   ------------
   Net Assets Applicable to 16,061,618 Shares
     Outstanding - 100.00% .............................           $253,545,218
                                                                   ============
   Net Asset Value - Delaware International
     Equity Fund A Class
     ($89,144,937 / 5,649,214 shares) ..................                 $15.78
                                                                         ------
   Net Asset Value - Delaware International
     Equity Fund B Class
     ($33,057,221 / 2,104,009 shares) ..................                 $15.71
                                                                         ------
   Net Asset Value - Delaware International
     Equity Fund C Class
     ($12,758,565 / 812,911 shares) ....................                 $15.69
                                                                         ------
   Net Asset Value - Delaware International
     Equity Fund Institutional Class
     ($118,584,495 / 7,495,484 shares) .................                 $15.82
                                                                         ------

   Components of Net Assets at May 31, 2000:
   Shares of beneficial interest
     (unlimited authorization - no par) ................           $200,809,180
   Undistributed net investment income ** ..............                874,722
   Accumulated net realized gain
     on investments ....................................             19,853,951
   Net unrealized appreciation of investments
     and foreign currencies ............................             32,007,365
                                                                   ------------
   Total net assets ....................................           $253,545,218
                                                                   ============
------------
 *Non-income producing security for the six months ended May 31, 2000. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 +Security is partially or fully on loan.

  Net Asset Value and Offering Price Per Share -
    Delaware International Equity Fund
  Net asset value A Class (A) ..........................                 $15.78
  Sales charge (5.75% of offering price or
    6.08% of the amount invested
    per share) (B) .....................................                   0.96
                                                                         ------
  Offering price .......................................                 $16.74
                                                                         ======

-----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes
16

DELAWARE GLOBAL EQUITY FUND

                                                                        Market
                                                       Number of        Value
May 31, 2000 (Unaudited)                                Shares          (US $)
--------------------------------------------------------------------------------
 Common Stock - 98.92%
 Australia - 7.32%
 Amcor .......................................           45,600       $  131,230
 CSR .........................................           91,750          211,653
 Foster's Brewing Group ......................           92,839          225,827
 National Australia Bank .....................           17,488          260,615
 Orica .......................................           22,800           92,433
*Paperlinx ...................................           15,200           26,385
                                                                      ----------
                                                                         948,143
                                                                      ----------
 Belgium - 1.84%
 Electrabel ..................................            1,035          238,098
                                                                      ----------
                                                                         238,098
                                                                      ----------
 France - 7.45%
 Compagnie de Saint Gobain ...................            1,720          239,976
 Societe Generale ............................            6,716          387,658
 Total Fina Class B ..........................            2,138          337,004
                                                                      ----------
                                                                         964,638
                                                                      ----------
 Germany - 8.99%
 Bayer .......................................            7,300          283,409
 Bayerische Hypo-und Vereinsbank .............            5,190          332,269
 RWE .........................................            8,820          319,373
 Siemens .....................................            1,570          229,304
                                                                      ----------
                                                                       1,164,355
                                                                      ----------
 Hong Kong - 2.79%
 Hong Kong Electric ..........................           44,000          147,377
 Jardine Matheson Holdings Limited ...........           28,627          121,951
 Wharf Holdings ..............................           51,028           91,680
                                                                      ----------
                                                                         361,008
                                                                      ----------
 Japan - 4.69%
 Canon .......................................            5,000          230,333
 Eisai .......................................            5,000          107,737
 Matsushita Electric .........................            6,000          141,822
 West Japan Railway ..........................               30          126,776
                                                                      ----------
                                                                         606,668
                                                                      ----------
 Malaysia - 1.45%
 Sime Darby ..................................          145,300          188,128
                                                                      ----------
                                                                         188,128
                                                                      ----------
 Netherlands - 4.85%
 Elsevier ....................................           23,650          222,038
 Koninklijke Vopak ...........................            3,370           77,056
 Royal Dutch Petroleum .......................            5,340          329,064
                                                                      ----------
                                                                         628,158
                                                                      ----------
 New Zealand - 2.65%
 Carter Holt Harvey ..........................          114,300           92,065
 Telecom Corporation of New Zealand ..........           71,376          250,869
                                                                      ----------
                                                                         342,934
                                                                      ----------
 Singapore - 0.61%
 Overseas Chinese Banking ....................           14,000           78,758
                                                                      ----------
                                                                          78,758
                                                                      ----------

                                                                        Market
                                                       Number of        Value
                                                         Shares         (US $)
--------------------------------------------------------------------------------
 Common Stock (continued)
 South Africa - 1.43%
 Sanlam ........................................          88,700      $   95,827
 Sasol .........................................          13,600          89,268
                                                                      ----------
                                                                         185,095
                                                                      ----------
 Spain - 2.72%
 Iberdrola .....................................           9,100         116,348
*Telefonica ....................................          11,483         235,763
                                                                      ----------
                                                                         352,111
                                                                      ----------
 United Kingdom - 22.25%
 Associated British Food .......................          25,960         173,171
 Bass ..........................................          22,392         245,430
 Blue Circle Industries ........................          53,056         338,628
 Boots .........................................          32,700         272,848
 British Airways ...............................          27,152         147,378
 Cable & Wireless ..............................          18,200         303,857
 GKN ...........................................          23,700         328,079
 Glaxo Wellcome ................................           8,820         248,615
 Halifax .......................................          15,100         148,208
 PowerGen ......................................          25,900         169,668
 Rio Tinto .....................................          19,732         289,991
 Taylor Woodrow ................................          94,700         215,535
                                                                      ----------
                                                                       2,881,408
                                                                      ----------
 United States - 29.88%
 ALLTEL ........................................           2,700         176,681
 Aon ...........................................           7,200         252,900
 AT&T ..........................................           3,900         135,281
 Avon Products .................................           5,500         227,219
 Bank of America ...............................           3,618         201,025
 Bank of New York ..............................           4,300         201,831
 Baxter International ..........................           2,700         179,550
 Block (H&R) ...................................           4,500         138,938
 Bristol-Myers Squibb ..........................           4,100         225,756
 Chase Manhattan ...............................           2,000         149,375
 Chevron .......................................           2,100         194,119
 Compaq Computers ..............................           7,400         194,250
 Computer Associates International .............           2,700         139,050
 Exxon Mobil ...................................           2,400         199,950
 Federal National Mortgage .....................           3,100         186,388
 Intel .........................................           1,400         174,475
 International Business Machine ................           1,800         193,163
 International Paper ...........................           3,595         125,151
 McGraw-Hill ...................................           3,800         195,463
 Minnesota Mining & Manufacturing ..............           2,600         222,950
 Worldcom ......................................           4,100         154,263
                                                                      ----------
                                                                       3,867,778
                                                                      ----------
 Total Common Stock (cost $12,850,985) .........                      12,807,280
                                                                      ----------

                                                                      Market
                                                         Number of    Value
Delaware Global Equity Fund                                Shares     (US $)
--------------------------------------------------------------------------------
Preferred Stock - 0.20%
United States - 0.20%
Sealed Air ...........................................        475 $    25,769
                                                                  -----------
Total Preferred Stock (cost $25,769) .................                 25,769
                                                                  -----------

                                                        Principal
                                                         Amount
                                                         ------
Repurchase Agreements - 0.40%
With Chase Manhattan 6.33% 6/1/00
   (dated 5/31/00, collateralized by $18,000
   U.S. Treasury Notes 5.875% due 11/15/04,
   market value $17,395). ............................    $17,000      17,000
With J.P. Morgan Securities 6.33% 6/1/00
   (dated 5/31/00, collateralized by $7,000 U.S.
   Treasury Notes 6.50% due 5/31/01, market value
   $6,719 and $5,000 U.S. Treasury Notes 6.625% due
   6/30/01, market value $4,838 and $1,000 U.S.
   Treasury Notes 6.50% due 8/31/01, market value
   $1,063 and $5,000 U.S. Treasury Notes 6.375% due
   9/30/01, market value $5,260) .....................     17,500      17,500
With PaineWebber 6.33% 6/1/00
   (dated 5/31/00, collateralized by $7,000
   U.S. Treasury Notes 5.00% due 4/30/01,
   market value $6,662 and $4,000
   U.S. Treasury Notes 6.25% due 1/31/02,
   market value $4,339 and $7,000
   U.S. Treasury Notes 7.25% due 5/15/04,
   market value $6,895). .............................     17,500      17,500
                                                                  -----------
Total Repurchase Agreements
   (cost $52,000) ....................................                 52,000
                                                                  -----------
Total Market Value of Securities - 99.52%
   (cost $12,928,754) ................................            $12,885,049
Receivables and Other Assets
   Net of Liabilities - 0.48% ........................                 62,364
                                                                  -----------
Net Assets Applicable to 1,061,484 Shares
   Outstanding - 100.00% .............................            $12,947,413
                                                                  ===========
Net Asset Value - Delaware Global Equity Fund
   A Class ($5,892,155 / 482,177 shares) .............                 $12.22
                                                                       ------
Net Asset Value - Delaware Global Equity Fund
   B Class ($4,160,896 / 341,556 shares) .............                 $12.18
                                                                       ------
Net Asset Value - Delaware Global Equity Fund
   C Class ($1,935,748 / 159,563 shares) .............                 $12.13
                                                                       ------
Net Asset Value - Delaware Global Equity Fund
   Institutional Class
   ($958,614 / 78,188 shares) ........................                 $12.26
                                                                       ------

Components of Net Assets at May 31, 2000:
Shares of beneficial interest
   (unlimited authorization - no par) ...............             $12,669,886
Distributions in excess of net
   investment income** ..............................                  (4,276)
Accumulated net realized gain
   on investments ...................................                 327,000
Net unrealized depreciation of investments
   and foreign currencies ...........................                 (45,197)
                                                                  -----------
Total net assets ....................................             $12,947,413
                                                                  ===========
-----------
 *Non-income producing security for the six months ended May 31, 2000. **Distributions in excess of net investment income includes net realized gains
  (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

Net Asset Value and Offering Price Per Share -
   Delaware Global Equity Fund
Net asset value A Class (A) .........................                  $12.22
   Sales charge (5.75% of offering price or
   6.14% of amount invested
   per share) (B) ...................................                    0.75
                                                                       ------
Offering price ......................................                  $12.97
                                                                       ======
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

DELAWARE EMERGING MARKETS FUND
------------------------------

                                                                       Market
                                                          Number of    Value
May 31, 2000 (Unaudited)                                   Shares      (US $)
--------------------------------------------------------------------------------
 Common Stock - 93.49%
 Argentina - 1.47%
 Central Puerto Class B ..............................     80,000  $  122,416
 Transportadora de Gas del Sur Class B ...............     83,600     128,761
                                                                   ----------
                                                                      251,177
                                                                   ----------
 Brazil - 19.01%
 Aracruz Celulose ADR ................................     20,250     339,188
 Centrais Electricas de Santa Catarina ...............    309,000      91,405
 Centrais Electricas de Santa Catarina GDR ...........      1,000      29,581
 Companhia Energetica de Minas Gerais ................  3,300,000      50,978
 Companhia Energetica de Minas
   Gerais ADR ........................................      9,239     142,721
 Companhia Paranaense de Energia
   Copel ADR .........................................     46,532     375,164
 Gerdau Metalurgica .................................. 23,420,000     500,345
 Gerdau Metalurgica ..................................    554,036       9,712
 Petroleo Brasileiro .................................  1,973,161     459,377
 Renner Participacoes ................................  4,100,000       8,310
 Rossi Residencial ADR ...............................     24,800      27,171
 Telecomunicacoes de Minas Gerias ....................  9,300,000     303,122
 Telecomunicacoes do Parana ..........................  1,241,334     344,772
 Uniao de Bancos Brasileiros ......................... 16,999,000     405,071
 Usinas Siderurgicas de Minas Gerais .................     24,600     107,806
 Usinas Siderurgicas de Minas Gerais ADR .............     13,370      58,591
                                                                   ----------
                                                                    3,253,314
                                                                   ----------
 Chile - 2.63%
 A.F.P. Provida ADR ..................................     16,300     339,244
 Empresa Nacional Electricidad ADR ...................      9,343     110,364
                                                                   ----------
                                                                      449,608
                                                                   ----------
 China - 6.36%
*Beijing Capital International Airport ...............    900,000     140,909
*China Steel .........................................     29,146     429,175
 Guangdong Kelon Electric Holdings ...................    285,000     140,813
 Guangshen Railway ...................................  2,162,000     199,768
 Shenzhen Expressway .................................  1,628,400     177,630
                                                                   ----------
                                                                    1,088,295
                                                                   ----------
 Croatia - 1.35%
 Zagrebacka Banka GDR ................................     13,740     230,145
                                                                   ----------
                                                                      230,145
                                                                   ----------
 Egypt - 0.81%
*Paints and Chemicals Industries GDR .................     62,000     137,950
                                                                   ----------
                                                                      137,950
                                                                   ----------
 Estonia - 1.87%
 AS Eesti Telekom GDR ................................      8,329     165,747
*Eesti Uhispank GDR ..................................     30,044     153,976
                                                                   ----------
                                                                      319,723
                                                                   ----------
 Greece - 1.54%
*Hellenic Telecommunciation ADR ......................     21,783     262,757
                                                                   ----------
                                                                      262,757
                                                                   ----------

                                                                       Market
                                                          Number of    Value
                                                           Shares      (US $)
--------------------------------------------------------------------------------
 Common Stock (continued)
 Hong Kong - 0.78%
 Hengan International Group ..........................    596,000  $  133,086
                                                                   ----------
                                                                      133,086
                                                                   ----------
 Hungary - 1.74%
 Gedeon Richter GDR ..................................      5,100     297,075
                                                                   ----------
                                                                      297,075
                                                                   ----------
 India - 8.23%
*Gas Authority of India GDR ..........................     35,566     198,280
*ICICI GDR ...........................................     13,983     272,669
*India Fund ..........................................     26,560     325,360
 Larsen & Toubro GDR .................................      8,800      78,980
 Mahanagar Telephone Nigam GDR .......................     21,520     220,042
 Videsh Sanchar Nigam GDR ............................      2,161      33,712
 Videsh Sanchar Nigam GDR ............................     17,916     279,490
                                                                   ----------
                                                                    1,408,533
                                                                   ----------
 Indonesia - 0.30%
*PT United Tractors ..................................     77,000      50,663
                                                                   ----------
                                                                       50,663
                                                                   ----------
 Israel - 3.99%
 Bank Hapoalim .......................................    110,500     317,887
 ECI Telecom .........................................     13,476     365,537
                                                                   ----------
                                                                      683,424
                                                                   ----------
 Malaysia - 7.91%
*Leader Universal Holdings ...........................    615,000     234,674
 Petronas Dagangan ...................................    337,000     383,121
 Public Finance ......................................    105,000     116,607
 Resorts World .......................................     82,000     256,793
 Sime Darby ..........................................    280,000     362,531
                                                                   ----------
                                                                    1,353,726
                                                                   ----------
 Mexico - 4.32%
 Alfa Class A ........................................     55,015     148,963
 Cemex ...............................................     83,343     353,178
*Grupo Minsa ADR .....................................     13,000      53,625
*Grupo Minsa Class C .................................    117,000      58,808
 Vitro ADR ...........................................     35,800     125,300
                                                                   ----------
                                                                      739,874
                                                                   ----------
 Peru - 2.63%
 Banco de Credito del Peru Class C ...................    132,825      64,460
 Creditcorp ..........................................     11,825     104,947
 Telefonica del Peru ADR .............................     19,700     280,725
                                                                   ----------
                                                                      450,132
                                                                   ----------
 Russia - 2.42%
 Gazprom ADR .........................................      4,200      26,355
 Gazprom ADR .........................................      5,000      31,375
 Lukoil ADR ..........................................      6,500     356,720
                                                                   ----------
                                                                      414,450
                                                                   ----------
 South Africa - 14.51%
 ABSA Group ..........................................     85,138     311,480
*Kersaf Investments ..................................     63,812     217,437
 Iscor ...............................................    186,827     418,149

                                                                      Market
                                                        Number of     Value
May 31, 2000 (Unaudited)                                 Shares       (US $)
--------------------------------------------------------------------------------

 Common Stock (continued)
 South Africa (continued)
*Network Healthcare ..................................  1,343,418 $   173,469
 Sanlam ..............................................    343,500     371,098
 Sappi ...............................................     64,100     478,221
 Sasol ...............................................     78,200     513,293
                                                                  -----------
                                                                    2,483,147
                                                                  -----------
 South Korea - 1.28%
 Pohang Iron & Steel .................................      2,860     219,533
                                                                  -----------
                                                                      219,533
                                                                  -----------
 Taiwan - 3.61%
 Yageo GDR ...........................................     38,000     332,500
 Yageo GDR ...........................................     32,634     285,548
                                                                  -----------
                                                                      618,048
                                                                  -----------
 Thailand - 5.44%
*Bangkok Bank ........................................     93,800     110,656
 Electricity Generating Public Company ...............    366,100     336,171
*Hana Microelectronics ...............................     48,600     371,891
*Thai Reinsurance ....................................    129,000     111,873
                                                                  -----------
                                                                      930,591
                                                                  -----------
 Turkey - 1.29%
*Efes Sinai Yatirim Holdings ADR .....................      4,490     114,944
*Efes Sinai Yatirim Holdings Class B .................  8,261,890     105,736
                                                                  -----------
                                                                      220,680
                                                                  -----------
 Total Common Stock (cost $19,872,693) ...............             15,995,931
                                                                  -----------

                                                        Principal
                                                          Amount
                                                        ---------
 Repurchase Agreements - 7.89%
 With Chase Manhattan 6.33% 6/1/00
   (dated 5/31/00, collateralized by $464,000
   U.S. Treasury Notes 5.875% due 11/15/04,
   market value $451,594) ............................   $440,000     440,000
 With J.P. Morgan Securities 6.33% 6/1/00
   (dated 5/31/00, collateralized by $175,000
   U.S. Treasury Notes 6.50% due 5/31/01,
   market value $174,445 and $122,000
   U.S. Treasury Notes 6.625% due 6/30/01,
   market value $125,613 and $27,000
   U.S. Treasury Notes 6.50% due 8/31/01,
   market value $27,604 and $136,000
   U.S. Treasury Notes 6.375% due 9/30/01,
   market value $136,560). ...........................    455,000     455,000
 With PaineWebber 6.33% 6/1/00
   (dated 5/31/00, collateralized by $175,000
   U.S. Treasury Notes 5.00% due 4/30/01,
   market value $172,968 and $112,000
   U.S. Treasury Notes 6.25% due 1/31/02,
   market value $112,650 and $175,000
   U.S. Treasury Notes 7.25% due 5/15/04,
   market value $179,014). ...........................    455,000     455,000
                                                                  -----------
 Total Repurchase Agreements
   (cost $1,350,000) .................................              1,350,000
                                                                  -----------

--------------------------------------------------------------------------------
Total Market Value of Securities - 101.38%
   (cost $21,222,693) ................................            $17,345,931
Liabilities Net of Receivables and
   Other Assets - (1.38%) ............................               (236,006)
                                                                  -----------
Net Assets Applicable to 2,151,082 Shares
   Outstanding - 100.00% .............................            $17,109,925
                                                                  ===========
Net Asset Value - Delaware Emerging Markets
   Fund A Class ($8,318,861 / 1,043,121 shares) ......                  $7.97
                                                                        -----
Net Asset Value - Delaware Emerging Markets
   Fund B Class ($3,836,522 / 485,461 shares) ........                  $7.90
                                                                        -----
Net Asset Value - Delaware Emerging Markets
   Fund C Class ($1,791,233 / 226,938 shares) ........                  $7.89
Net Asset Value - Delaware Emerging Markets                             -----
   Fund Institutional Class
   ($3,163,309 / 395,562 shares) .....................                  $8.00
                                                                        -----

Components of Net Assets at May 31, 2000:
Shares of beneficial interest (unlimited
   authorization - no par ) ..........................            $23,156,593
Distributions in excess of net
   investment income** ...............................                (26,871)
Accumulated net realized loss on investments .........             (2,141,759)
Net unrealized depreciation of investments and
   foreign currencies ................................             (3,878,038)
                                                                  -----------
Total net assets .....................................            $17,109,925
                                                                  ===========
----------
 *Non-income producing security for the six months ended May 31, 2000. **Distributions in excess of net investment income includes net realized gains
  (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR - American Depository Receipt
GDR - Global Depository Receipt

Net Asset Value and Offering Price Per Share -
   Delaware Emerging Markets Fund
Net asset value A Class (A) ..........................                  $7.97
Sales charge (5.75% of offering price or 6.15%
   of the amount invested per share) (B) .............                   0.49
                                                                        -----
Offering price .......................................                  $8.46
                                                                        =====

----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Delaware Global Bond Fund
-------------------------

                                                                      Market
                                                        Principal     Value
May 31, 2000 (Unaudited)                                 Amount*      (US $)
-----------------------------------------------------------------------------
Bonds - 94.82%
Australia - 8.87%
New South Wales Treasury
   6.50% 5/1/06 ..............................    AUD   1,000,000  $  569,715
New South Wales Treasury
   8.00% 3/1/08 ..............................            500,000     309,556
Queensland Treasury Global
   6.50% 6/14/05 .............................            400,000     228,297
Queensland Treasury Global
   8.00% 8/14/01 .............................            270,000     157,194
                                                                   ----------
                                                                    1,264,762
                                                                   ----------
Austria - 3.64%
Republic of Austria 7.25% 5/3/07 .............    DEM   1,000,000     518,605
                                                                   ----------
                                                                      518,605
                                                                   ----------
Belgium - 3.65%
Kingdom of Belgium
   5.75% 9/28/10 .............................    EUR     550,000     520,012
                                                                   ----------
                                                                      520,012
                                                                   ----------
Canada - 5.04%
Government of Canada
   5.25% 9/1/03 ..............................    CAD     100,000      64,948
   10.25% 3/15/14 ............................            100,000      92,145
Ontario Hydro
   5.60% 6/2/08 ..............................            300,000     189,486
   10.00% 3/19/01 ............................            300,000     206,492
Ontario Province 6.25% 12/3/08 ...............    NZD     400,000     165,669
                                                                   ----------
                                                                      718,740
                                                                   ----------
Finland - 6.98%
Finnish Government
   5.00% 4/25/09 .............................    EUR   1,100,000     995,059
                                                                   ----------
                                                                      995,059
                                                                   ----------
Germany - 11.35%
Deutschland Republic
   6.00% 7/4/07 ..............................    EUR     350,000     340,193
   6.25% 1/4/24 ..............................            700,000     713,376
Depfa Pfandbriefbank
   5.625% 2/7/03 .............................            600,000     563,310
                                                                   ----------
                                                                    1,616,879
                                                                   ----------
Japan - 2.41%
Japan Highway 7.875% 9/27/02 .................    CAD     500,000     343,702
                                                                   ----------
                                                                      343,702
                                                                   ----------
Korea - 1.31%
Korea Electric Power
   6.375% 12/1/03 ............................    US$     200,000     186,250
                                                                   ----------
                                                                      186,250
                                                                   ----------

                                                                      Market
                                                        Principal     Value
                                                         Amount*      (US $)
-----------------------------------------------------------------------------
Bonds (continued)
Netherlands - 7.34%
Baden Wurt L - Finance
   6.625% 8/20/03 ............................    DEM     675,000 $   332,424
Netherlands Government
   5.75% 1/15/04 .............................    EUR     750,000     713,236
                                                                  -----------
                                                                    1,045,660
                                                                  -----------
New Zealand - 12.54%
New Zealand Government
   6.00% 11/15/11 ............................    NZD   1,300,000     551,693
   7.00% 7/15/09 .............................            200,000      91,576
   8.00% 4/15/04 .............................            900,000     424,118
   8.00% 11/15/06 ............................            900,000     432,232
   10.00% 3/15/02 ............................            600,000     287,441
                                                                  -----------
                                                                    1,787,060
                                                                  -----------
Norway - 0.58%
Kingdom of Norway
   8.375% 1/27/03 ............................    CAD     120,000      83,374
                                                                  -----------
                                                                       83,374
                                                                  -----------
Portugal - 4.54%
Portugese Government
   5.375% 6/23/08 ............................    EUR     700,00      646,677
                                                                  -----------
                                                                      646,677
                                                                  -----------
South Africa - 3.88%
Republic of South Africa
   12.50% 1/15/02 ............................    ZAR   2,000,000     287,250
   13.00% 8/31/10 ............................          2,000,000     265,394
                                                                  -----------
                                                                      552,644
                                                                  -----------
Supranational - 2.41%
International Bank Reconstruction &
   Development 5.25% 1/12/09 .................    US$     400,000     343,980
                                                                  -----------
                                                                      343,980
                                                                  -----------
United Kingdom - 5.13%
Halifax 5.625% 7/23/07 .......................    DEM   1,550,000     730,617
                                                                  -----------
                                                                      730,617
                                                                  -----------
United States - 15.15%
Federal National Mortgage Association
   5.75% 9/5/00 ..............................    AUD     500,000     285,157
KFW International Finance
   6.50% 12/28/01 ............................    CAD     120,000      79,965
U.S.Treasury Inflation Index Notes
   3.375% 1/15/07 ............................    US$     428,440     408,180
   3.625% 1/15/08 ............................            630,252     607,203
U.S. Treasury Notes 5.75% 8/15/03 ............            800,000     778,976
                                                                  -----------
                                                                    2,159,481
                                                                  -----------
Total Bonds (cost $15,403,234) ...............                     13,513,502
                                                                   ==========

                                                                    Market
                                                                    Value
Delaware Global Bond Fund                                           (US $)
--------------------------------------------------------------------------------
Total Market Value of Securities - 94.82%
   (cost $15,403,234) ........................                    $13,513,502
Receivables and Other Assets
   Net of Liabilities - 5.18% ................                        737,995
                                                                  -----------
Net Assets Applicable to 1,510,931
   Shares Outstanding - 100.00% ..............                    $14,251,497
                                                                  ===========
Net Asset Value - Delaware Global Bond
   Fund A Class
   ($2,484,168 / 263,317 shares) .............                          $9.43
                                                                        -----
Net Asset Value - Delaware Global Bond
   Fund B Class
   ($934,649 / 99,075 shares) ................                          $9.43
                                                                        -----
Net Asset Value - Delaware Global Bond
   Fund C Class
   ($517,327 / 55,158 shares) ................                          $9.38
                                                                        -----
Net Asset Value - Delaware Global Bond
   Fund Institutional Class
   ($10,315,353 / 1,093,381 shares) ..........                          $9.43
                                                                        -----

-----------------------------------------------------------------------------
Components of Net Assets at May 31, 2000:
Shares of beneficial interest (unlimited
   authorization - no par ) ..................                    $16,861,811
Distributions in excess of net investment
   income ** .................................                       (414,043)
Accumulated net realized loss
   on investments ............................                       (318,831)
Net unrealized depreciation of investments
   and foreign currencies ....................                     (1,877,440)
                                                                  -----------
Total net assets .............................                    $14,251,497
                                                                  ===========
----------
* Principal amount is stated in the currency in which each bond is denominated.

AUD - Australian Dollar
CAD - Canadian Dollar
DEM - German Deutsche Mark
EUR - European Monetary Unit
NZD - New Zealand Dollar
US$ - U.S. Dollar
ZAR - South African Rand

**Distributions in excess of net investment income includes net realized gains
  (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

Net Asset Value And Offering Price Per Share -
   Delaware Global Bond Fund
Net asset value A Class (A) ..................                          $9.43
Sales charge (4.75% of offering price or 4.98%
   of the amount invested per share) (B) .....                           0.47
                                                                        -----
Offering price ...............................                          $9.90
                                                                        =====

----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                         Delaware       Delaware     Delaware     Delaware
                                                      International      Global      Emerging      Global
                                                          Equity         Equity       Markets      Bond
Six Months Ended May 31, 2000 (Unaudited)                  Fund           Fund         Fund        Fund
----------------------------------------------------------------------------------------------------------
Investment Income:
Interest ............................................ $   226,883     $   3,975     $  47,357   $  532,075
Dividends ...........................................   4,278,982       211,330       323,930            -
Foreign tax withheld ................................    (373,020)      (15,686)      (13,046)           -
                                                      -----------    ----------      --------     --------
                                                        4,132,845       199,619       358,241      532,075
                                                      -----------    ----------      --------     --------
Expenses:
Management fees .....................................   1,121,974        62,302       116,954       57,857
Dividend disbursing and transfer agent fees and
   expenses .........................................     389,260        65,910        55,922       15,394
Distribution expense ................................     708,858        43,982        43,453       14,074
Reports and statements to shareholders ..............     148,800         8,700         5,400        4,500
Registration fees ...................................      35,200        34,385         6,600       11,700
Custodian fees ......................................      92,225         2,300        11,346        5,700
Accounting and administration .......................      53,446         3,091         3,794        2,649
Professional fees ...................................      51,466         3,150         2,175          300
Taxes (other than taxes on income) ..................      12,700           670             -          120
Trustees' fees ......................................       3,776           606           629          475
Amortization of organization expenses ...............           -           813         1,835          181
Other ...............................................      26,015         3,612         1,847        2,005
                                                      -----------    ----------      --------     --------
                                                        2,643,720       229,521       249,955      114,955
Less expenses absorbed or waived ....................           -       (71,627)      (42,944)     (23,432)
Less expenses paid indirectly .......................      (3,034)         (168)       (4,561)        (177)
                                                      -----------    ----------      --------     --------
Total expenses ......................................   2,640,686       157,726       202,450       91,346
                                                      -----------    ----------      --------     --------

Net Investment Income ...............................   1,492,159        41,893       155,791      440,729
                                                      -----------    ----------      --------     --------

Net Realized and Unrealized Gain (Loss)
   On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments .........................................  20,386,215       495,526       185,123     (192,811)
   Foreign currencies ...............................    (148,699)       (8,610)      (23,719)    (558,902)
                                                      -----------    ----------      --------     --------
Net realized gain (loss) ............................  20,237,516       486,916       161,404     (751,713)
Net change in unrealized appreciation /
   depreciation of investments and foreign
   currencies ....................................... (17,913,032)   (1,029,657)     (436,409)    (284,851)
                                                      -----------    ----------      --------     --------
Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currencies ............   2,324,484      (542,741)     (275,005)  (1,036,564)
                                                      -----------    ----------      --------     --------
Net Increase (Decrease) in Net Assets Resulting
   from Operations .................................. $ 3,816,643     ($500,848)    ($119,214)   ($595,835)
                                                      ===========    ==========      ========     ========

                             See accompanying notes

Statements of Changes in Net Assets


                                                               Delaware                   Delaware
                                                         International Equity           Global Equity
                                                                 Fund                       Fund
-----------------------------------------------------------------------------------------------------------
                                                      Six Months          Year      Six Months     Year
                                                         Ended            Ended        Ended       Ended
                                                        5/31/00          11/30/99     5/31/00     11/30/99
                                                      (Unaudited)                    (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ..............................  $ 1,492,159      $ 3,632,525     $ 41,893   $ 113,522
Net realized gain (loss) on investments
   and foreign currencies ..........................   20,237,516        9,105,915      486,916     751,390
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies ...........  (17,913,032)      16,263,978   (1,029,657)   (355,190)
                                                     ------------     ------------  ----------- -----------
Net increase (decrease) in net assets resulting
   from operations .................................    3,816,643       29,002,418     (500,848)    509,722
                                                     ------------     ------------  ----------- -----------

Distributions to Shareholders from:
Net investment income:
   A Class .........................................   (1,382,086)      (1,890,091)     (40,742)    (67,715)
   B Class .........................................     (387,910)        (333,763)     (15,971)    (23,379)
   C Class .........................................     (153,951)        (146,074)      (8,148)    (13,394)
   Institutional Class .............................   (1,703,355)      (2,985,813)      (7,475)    (14,292)

Net realized gain on investments:
   A Class .........................................   (2,022,871)               -     (301,101)   (366,425)
   B Class .........................................     (734,747)               -     (206,833)   (270,108)
   C Class .........................................     (291,602)               -     (105,447)   (168,225)
   Institutional Class .............................   (2,285,334)               -      (49,836)   (131,263)
                                                     ------------     ------------  ----------- -----------
                                                       (8,961,856)      (5,355,741)    (735,553) (1,054,801)
                                                     ------------     ------------  ----------- -----------
Capital Share Transactions:
Proceeds from shares sold:
   A Class .........................................  124,557,320      527,399,231    1,492,731   3,054,871
   B Class .........................................    3,554,969       37,781,353      527,277   1,137,247
   C Class .........................................   19,763,110      146,537,454      199,425     447,132
   Institutional Class .............................   36,627,154       73,156,798      258,757     303,024

Net asset value of shares issued upon reinvestment
   of distributions from net investment income and
   net realized gain on investments:
   A Class .........................................    3,202,070        1,753,906      331,496     426,759
   B Class .........................................    1,053,722          309,017      206,619     270,356
   C Class .........................................      430,304           86,965      101,506     170,283
   Institutional Class .............................    3,975,582        2,979,145       57,311      76,155
                                                     ------------     ------------  ----------- -----------
                                                      193,164,231      790,003,869    3,175,122   5,885,827
                                                     ------------     ------------  ----------- -----------
Cost of shares repurchased:
   A Class ......................................... (136,856,148)    (561,503,159)  (2,746,166) (3,251,609)
   B Class .........................................   (7,654,669)     (40,944,362)  (1,233,041) (1,586,409)
   C Class .........................................  (21,606,819)    (147,929,924)    (793,728) (1,305,309)
   Institutional Class .............................  (34,402,476)    (136,509,520)    (492,166) (1,667,350)
                                                     ------------     ------------  ----------- -----------
                                                     (200,520,112)    (886,886,965)  (5,265,101) (7,810,677)
                                                     ------------     ------------  ----------- -----------
Increase (decrease) in net assets derived from
   capital share transactions ......................   (7,355,881)     (96,883,096)  (2,089,979) (1,924,850)
                                                     ------------     ------------  ----------- -----------
Net Increase (Decrease) in Net Assets ..............  (12,501,094)     (73,236,419)  (3,326,380) (2,469,929)

Net Assets:
Beginning of period ................................  266,046,312      339,282,731   16,273,793  18,743,722
                                                     ------------     ------------  ----------- -----------
End of period ...................................... $253,545,218     $266,046,312  $12,947,413 $16,273,793
                                                     ============     ============  =========== ===========

                             See accompanying notes


                                                               Delaware                   Delaware
                                                           Emerging Markets             Global Bond
                                                                 Fund                       Fund
-----------------------------------------------------------------------------------------------------------
                                                      Six Months          Year      Six Months     Year
                                                         Ended            Ended        Ended       Ended
                                                        5/31/00          11/30/99     5/31/00     11/30/99
                                                      (Unaudited)                    (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ..............................    $ 155,791        $ 119,221    $ 440,729 $ 1,049,926
Net realized gain (loss) on investments and foreign
   currencies ......................................      161,404         (852,704)    (751,713)   (315,549)
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies ...........     (436,409)       3,549,936     (284,851) (1,409,629)
                                                      -----------      -----------  ----------- -----------
Net increase (decrease) in net assets resulting
   from operations .................................     (119,214)       2,816,453     (595,835)   (675,252)
                                                      -----------      -----------  ----------- -----------

Distributions to Shareholders from:
Net investment income:
   A Class .........................................     (119,720)         (58,679)     (62,048)   (186,455)
   B Class .........................................      (32,820)          (3,872)     (17,373)    (67,827)
   C Class .........................................      (15,861)          (1,386)      (7,764)    (27,524)
   Institutional Class .............................      (48,251)         (15,279)    (192,281)   (580,647)

Net realized gain on investments:
   A Class .........................................            -                -            -     (44,575)
   B Class .........................................            -                -            -     (17,576)
   C Class .........................................            -                -            -      (5,593)
   Institutional Class .............................            -                -            -    (124,376)
                                                      -----------      -----------  ----------- -----------
                                                         (216,652)         (79,216)    (279,466) (1,054,573)
                                                      -----------      -----------  ----------- -----------

Capital Share Transactions:
Proceeds from shares sold:
   A Class .........................................    2,733,347        3,894,494      773,435   1,340,305
   B Class .........................................    1,257,842        1,854,696       92,049   1,194,675
   C Class .........................................    2,496,329          730,055       52,584     473,390
   Institutional Class .............................    1,164,774        2,210,948    1,663,000   3,361,887

Net asset value of shares issued upon reinvestment
   of distributions from net investment income and
   net realized gain on investments:
   A Class .........................................      115,515           54,297       42,009     167,600
   B Class .........................................       31,672            3,519       16,358      78,826
   C Class .........................................       15,681            1,323        7,397      32,145
   Institutional Class .............................       48,251           15,279      191,838     682,713
                                                      -----------      -----------  ----------- -----------
                                                        7,863,411        8,764,611    2,838,670   7,331,541
                                                      -----------      -----------  ----------- -----------
Cost of shares repurchased:
   A Class .........................................   (2,166,702)      (3,043,824)  (2,085,303) (1,873,705)
   B Class .........................................   (1,042,058)      (1,322,303)    (746,271)   (647,325)
   C Class .........................................   (2,254,524)        (303,935)    (192,418)   (296,153)
   Institutional Class .............................     (795,915)      (1,103,300)  (2,626,052) (4,193,867)
                                                      -----------      -----------  ----------- -----------
                                                       (6,259,199)      (5,773,362)  (5,650,044) (7,011,050)
                                                      -----------      -----------  ----------- -----------
Increase (decrease) in net assets derived from
   capital share transactions ......................    1,604,212        2,991,249   (2,811,374)    320,491
                                                      -----------      -----------  ----------- -----------
Net Increase (Decrease) in Net Assets ..............    1,268,346        5,728,486   (3,686,675) (1,409,334)

Net Assets:
Beginning of period ................................   15,841,579       10,113,093   17,938,172  19,347,506
                                                      -----------      -----------  ----------- -----------
End of period ......................................  $17,109,925      $15,841,579  $14,251,497 $17,938,172
                                                      ===========      ===========  =========== ===========

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware International Equity Fund A Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                              Ended                              Year Ended
                                                            5/31/00(1)    11/30/99    11/30/98    11/30/97     11/30/96    11/30/95
                                                           (Unaudited)
Net asset value, beginning of period ....................     $16.150     $15.330      $14.650     $14.640      $12.190     $11.920

Income from investment operations:
   Net investment income(2) .............................       0.090       0.174        0.273       0.220        0.490       0.297
   Net realized and unrealized gain on investments
     and foreign currencies .............................       0.082       0.881        0.957       0.245        2.385       0.628
                                                              ---------------------------------------------------------------------
   Total from investment operations .....................       0.172       1.055        1.230       0.465        2.875       0.925
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .................      (0.220)     (0.235)      (0.395)     (0.435)      (0.280)     (0.185)
   Distributions from net realized gain on investments ..      (0.322)       none       (0.155)     (0.020)      (0.145)     (0.470)
                                                              ---------------------------------------------------------------------
   Total dividends and distributions ....................      (0.542)     (0.235)      (0.550)     (0.455)      (0.425)     (0.655)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ..........................     $15.780     $16.150      $15.330     $14.650      $14.640     $12.190
                                                              =====================================================================

Total return(3) .........................................       0.96%       6.97%        8.75%       3.27%       24.22%       8.17%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............     $89,145     $99,671     $122,609    $112,425      $89,177     $62,251
   Ratio of expenses to average net assets ..............       1.99%       1.86%        1.70%       1.70%        1.85%       2.07%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ............       1.99%       1.86%        1.70%       1.71%        1.95%       2.07%
   Ratio of net investment income to average net assets .       1.14%       1.10%        1.80%       1.46%        3.70%       2.57%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly .       1.14%       1.10%        1.80%       1.45%        3.60%       2.57%
   Portfolio turnover ...................................         15%          3%           5%          8%           9%         21%

-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Per share information for the six months ended May 31, 2000 and the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware International Equity Fund B Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                              Ended                              Year Ended
                                                            5/31/00(1)   11/30/99     11/30/98    11/30/97     11/30/96    11/30/95
                                                            (Unaudited)
Net asset value, beginning of period .....................    $16.090     $15.280      $14.560     $14.560      $12.130     $11.900

Income from investment operations:
   Net investment income(2) ..............................      0.034       0.063        0.168       0.114        0.398       0.278
   Net realized and unrealized gain on investments
     and foreign currencies ..............................      0.078       0.877        0.962       0.246        2.377       0.567
                                                              ---------------------------------------------------------------------
   Total from investment operations ......................      0.112       0.940        1.130       0.360        2.775       0.845
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.170)     (0.130)      (0.255)     (0.340)      (0.200)     (0.145)
   Distributions from net realized gain on investments ...     (0.322)       none       (0.155)     (0.020)      (0.145)     (0.470)
                                                              ---------------------------------------------------------------------
   Total dividends and distributions .....................     (0.492)     (0.130)      (0.410)     (0.360)      (0.345)     (0.615)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ...........................    $15.710     $16.090      $15.280     $14.560      $14.560     $12.130
                                                              =====================================================================
Total return(3) ..........................................      0.59%       6.21%        8.03%       2.54%       23.38%       7.46%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $33,057     $36,997      $37,775     $31,914      $10,878      $3,471
   Ratio of expenses to average net assets ...............      2.69%       2.56%        2.40%       2.40%        2.55%       2.77%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly .............      2.69%       2.56%        2.40%       2.41%        2.65%       2.77%
   Ratio of net investment income to average net assets ..      0.44%       0.40%        1.10%       0.76%        3.00%       1.87%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly ..      0.44%       0.40%        1.10%       0.75%        2.90%       1.87%
   Portfolio turnover ....................................        15%          3%           5%          8%           9%         21%

-----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Per share information for the six months ended May 31, 2000 and the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware International Equity Fund C Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                11/29/95(2)
                                                               Ended                           Year Ended                 to
                                                            5/31/00(1)   11/30/99   11/30/98    11/30/97    11/30/96    11/30/95
                                                            (Unaudited)
Net asset value, beginning of period .....................    $16.070    $15.260     $14.540    $14.540      $12.190     $12.240

Income (loss) from investment operations:
   Net investment income(3) ..............................      0.034      0.063       0.167      0.114        0.400        none
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ..............................      0.078      0.877       0.963      0.246        2.375      (0.050)
                                                              ------------------------------------------------------------------
   Total from investment operations ......................      0.112      0.940       1.130      0.360        2.775      (0.050)
                                                              ------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.170)    (0.130)     (0.255)    (0.340)      (0.280)       none
   Distributions from net realized gain on investments ...     (0.322)      none      (0.155)    (0.020)      (0.145)       none
                                                              ------------------------------------------------------------------
   Total dividends and distributions .....................     (0.492)    (0.130)     (0.410)    (0.360)      (0.425)       none
                                                              ------------------------------------------------------------------

Net asset value, end of period ...........................    $15.690    $16.070     $15.260    $14.540      $14.540     $12.190
                                                              ==================================================================

Total return(4) ..........................................      0.65%      6.22%       8.04%      2.54%       23.39%            (5)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $12,759    $14,369     $14,076    $11,811       $1,909          $5
   Ratio of expenses to average net assets ...............      2.69%      2.56%       2.40%      2.40%        2.55%            (5)
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly .............      2.69%      2.56%       2.40%      2.41%        2.65%            (5)
   Ratio of net investment income to average net assets ..      0.44%      0.40%       1.10%      0.76%        3.00%            (5)
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly ..      0.44%      0.40%       1.10%      0.75%        2.90%            (5)
   Portfolio turnover ....................................        15%         3%          5%         8%           9%            (5)

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading.
(3) Per share information for the six months ended May 31, 2000 and the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware International Equity Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                              Ended                              Year Ended
                                                            5/31/00(1)   11/30/99     11/30/98    11/30/97     11/30/96    11/30/95
                                                            (Unaudited)
Net asset value, beginning of period .....................    $16.190     $15.370      $14.720     $14.710      $12.240     $11.970

Income from investment operations:
   Net investment income(2) ..............................      0.113       0.222        0.318       0.267        0.530       0.323
   Net realized and unrealized gain on investments
     and foreign currencies ..............................      0.079       0.880        0.962       0.238        2.405       0.637
                                                              ---------------------------------------------------------------------
   Total from investment operations ......................      0.192       1.102        1.280       0.505        2.935       0.960
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.240)     (0.282)      (0.475)     (0.475)      (0.320)     (0.220)
   Distributions from net realized gain on investments ...     (0.322)       none       (0.155)     (0.020)      (0.145)     (0.470)
                                                              ---------------------------------------------------------------------
   Total dividends and distributions .....................     (0.562)     (0.282)      (0.630)     (0.495)      (0.465)     (0.690)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ...........................    $15.820     $16.190      $15.370     $14.720      $14.710     $12.240
                                                              =====================================================================

Total return(3) ..........................................      1.08%       7.26%        9.10%       3.55%       24.68%       8.46%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............   $118,584    $115,009     $164,823     $71,177      $34,194     $11,660
   Ratio of expenses to average net assets ...............      1.69%       1.56%        1.40%       1.40%        1.55%       1.77%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly .............      1.69%       1.56%        1.40%       1.41%        1.65%       1.77%
   Ratio of net investment income to average net assets ..      1.44%       1.40%        2.10%       1.76%        4.00%       2.87%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly ..      1.44%       1.40%        2.10%       1.75%        3.90%       2.87%
   Portfolio turnover ....................................        15%          3%           5%          8%           9%         21%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Per share information for the six months ended May 31, 2000 and the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Global Equity Fund A Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                  12/27/94(2)
                                                               Ended                       Year Ended                        to
                                                            5/31/00(1)   11/30/99     11/30/98    11/30/97     11/30/96   11/30/95
                                                            (Unaudited)
Net asset value, beginning of period .....................    $13.220     $13.600      $14.050     $13.310      $11.900     $10.000

Income from investment operations:
   Net investment income(3) ..............................      0.054       0.130        0.289       0.437        0.493       0.301
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ..............................     (0.431)      0.290        0.826       0.843        1.572       1.839
                                                              ---------------------------------------------------------------------
   Total from investment operations ......................     (0.377)      0.420        1.115       1.280        2.065       2.140
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.073)     (0.120)      (0.335)     (0.490)      (0.385)     (0.240)
   Distributions from net realized gain on investments ...     (0.550)     (0.680)      (1.230)     (0.050)      (0.270)       none
                                                              ---------------------------------------------------------------------
   Total dividends and distributions .....................     (0.623)     (0.800)      (1.565)     (0.540)      (0.655)     (0.240)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ...........................    $12.220     $13.220      $13.600     $14.050      $13.310     $11.900
                                                              =====================================================================

Total return(4) ..........................................     (2.98%)      3.17%        8.83%       9.91%       18.17%      21.48%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............     $5,892      $7,386       $7,329      $6,939      $11,878      $3,122
   Ratio of expenses to average net assets ...............      1.86%       1.85%        1.55%       1.25%        1.25%       1.25%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly .............      2.84%       2.32%        1.99%       2.16%        2.72%       7.55%
   Ratio of net investment income to average net assets ..      0.86%       0.97%        2.17%       3.24%        4.13%       4.75%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and
     expenses paid indirectly ............................     (0.12%)      0.50%        1.73%       2.33%        2.66%      (1.55%)
   Portfolio turnover ....................................        33%         29%          90%         74%          34%         57%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios and total return have been annualized.
(3) Per share information for the six months ended May 31, 2000 and the years ended November 30, 1997, 1998, and 1999 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Global Equity Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                  12/27/94(2)
                                                               Ended                        Year Ended                        to
                                                             5/31/00(1)   11/30/99      11/30/98   11/30/97     11/30/96   11/30/95
                                                            (Unaudited)

Net asset value, beginning of period ......................   $13.190    $13.600      $14.040     $13.300      $11.880     $10.000
Income from investment operations:
   Net investment income (3) ..............................     0.011      0.036        0.197       0.342        0.379       0.212
   Net realized and unrealized gain (loss) on investments
   and foreign currencies .................................    (0.428)     0.294        0.813       0.848        1.606       1.848
                                                              ----------------------------------------------------------------------
   Total from investment operations .......................    (0.417)     0.330        1.010       1.190        1.985       2.060
                                                              ----------------------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.043)    (0.060)      (0.220)     (0.400)      (0.295)     (0.180)
   Distributions from net realized gain on investments ....    (0.550)    (0.680)      (1.230)     (0.050)      (0.270)       none
                                                              ----------------------------------------------------------------------
   Total dividends and distributions ......................    (0.593)    (0.740)      (1.450)     (0.450)      (0.565)     (0.180)
                                                              ----------------------------------------------------------------------
Net asset value, end of period ............................   $12.180    $13.190      $13.600     $14.040      $13.300     $11.880
                                                              ======================================================================
Total return (4) ..........................................    (3.37%)     2.56%        7.97%       9.18%       17.32%      20.73%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $4,161     $5,044       $5,397      $4,445       $4,796        $613
   Ratio of expenses to average net assets ................     2.56%      2.55%        2.25%       1.95%        1.95%       1.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..............     3.54%      3.02%        2.69%       2.86%        3.42%       8.25%
   Ratio of net investment income to average net assets ...     0.16%      0.27%        1.47%       2.54%        3.43%       4.05%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and
     expenses paid indirectly .............................    (0.82%)    (0.20%)       1.03%       1.63%        1.96%      (2.25%)
   Portfolio turnover .....................................       33%        29%          90%         74%          34%         57%

--------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios and total return have been annualized.
(3) Per share information for the six months ended May 31, 2000 and the years ended November 30, 1997, 1998, and 1999 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Global Equity Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                  11/29/95(2)
                                                                Ended                        Year Ended           to
                                                              5/31/00(1)  11/30/99    11/30/98     11/30/97    11/30/96     11/30/95
                                                             (Unaudited)

Net asset value, beginning of period ......................   $13.140    $13.550      $13.990     $13.250      $11.890     $11.940
Income (loss) from investment operations:
   Net investment income (3) ..............................     0.011      0.036        0.197       0.341        0.446        none
   Net realized and unrealized gain (loss) on investments
   and foreign currencies .................................    (0.428)     0.294        0.813       0.849        1.534      (0.050)
                                                              ----------------------------------------------------------------------
   Total from investment operations .......................    (0.417)     0.330        1.010       1.190        1.980      (0.050)
                                                              ----------------------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.043)    (0.060)      (0.220)     (0.400)      (0.350)       none
   Distributions from net realized gain on investments ....    (0.550)    (0.680)      (1.230)     (0.050)      (0.270)       none
                                                              ----------------------------------------------------------------------
   Total dividends and distributions ......................    (0.593)    (0.740)      (1.450)     (0.450)      (0.620)       none
                                                              ----------------------------------------------------------------------
Net asset value, end of period ............................   $12.130    $13.140      $13.550     $13.990      $13.250     $11.890
                                                              ======================================================================
Total return (4) ..........................................    (3.38%)     2.57%        8.00%       9.21%       17.33%           (5)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $1,936     $2,614       $3,391      $3,094       $1,185          $5
   Ratio of expenses to average net assets ................     2.56%      2.55%        2.25%       1.95%        1.95%           (5)
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..............     3.54%      3.02%        2.69%       2.86%        3.42%           (5)
   Ratio of net investment income to average net assets ...     0.16%      0.27%        1.47%       2.54%        3.43%           (5)
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and
     expenses paid indirectly .............................    (0.82%)    (0.20%)       1.03%       1.63%        1.96%           (5)
   Portfolio turnover ....................................        33%        29%          90%         74%          34%           (5)

--------
(1)  Ratios have been annualized and total return has not been annualized.
(2)  Date of commencement of trading.
(3) Per share information for the six months ended May 31, 2000 and the years ended November 30, 1997, 1998, and 1999 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Global Equity Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                  12/27/94(2)
                                                               Ended                              Year Ended                  to
                                                             5/31/00(1)    11/30/99    11/30/98     11/30/97    11/30/96   11/30/95
                                                            (Unaudited)

Net asset value, beginning of period .......................  $13.250    $13.610      $14.100     $13.340      $11.930     $10.000
Income from investment operations:
   Net investment income (3) ...............................    0.073      0.170        0.329       0.478        0.567       0.473
   Net realized and unrealized gain (loss) on investments
   and foreign currencies ..................................   (0.430)     0.300        0.816       0.857        1.533       1.697
                                                              ----------------------------------------------------------------------
   Total from investment operations ........................   (0.357)     0.470        1.145       1.335        2.100       2.170
                                                              ----------------------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ....................   (0.083)    (0.150)      (0.405)     (0.525)      (0.420)     (0.240)
   Distributions from net realized gain on investments .....   (0.550)    (0.680)      (1.230)     (0.050)      (0.270)       none
                                                              ----------------------------------------------------------------------
   Total dividends and distributions .......................   (0.633)    (0.830)      (1.635)     (0.575)      (0.690)     (0.240)
                                                              ----------------------------------------------------------------------
Net asset value, end of period .............................  $12.260    $13.250      $13.610     $14.100      $13.340     $11.930
                                                              ======================================================================
Total return (4) ...........................................   (2.89%)     3.63%        9.07%      10.34%       18.38%      21.88%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................     $958     $1,229       $2,627      $2,310       $2,203      $2,191
   Ratio of expenses to average net assets .................    1.56%      1.55%        1.25%       0.95%        0.95%       0.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...............    2.54%      2.02%        1.69%       1.86%        2.42%       7.25%
   Ratio of net investment income to average net assets ....    1.16%      1.27%        2.47%       3.54%        4.43%       5.05%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and
     expenses paid indirectly ..............................    0.18%      0.80%        2.03%       2.63%        2.96%      (1.25%)
   Portfolio turnover ......................................      33%        29%          90%         74%          34%         57%

--------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Per share information for the six months ended May 31, 2000 and the years ended November 30, 1997, 1998, and 1999 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                          Delaware Emerging Markets Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months                                      6/10/96(2)
                                                                 Ended                 Year Ended                   to
                                                             5/31/00(1)   11/30/99     11/30/98     11/30/97    11/30/96
                                                             (Unaudited)

Net asset value, beginning of period .......................   $8.050     $6.530      $10.200      $9.970      $10.000
Income (loss) from investment operations:
   Net investment income (loss) (3) ........................    0.084      0.081        0.129       0.062        0.018
   Net realized and unrealized gain (loss) on investments
   and foreign currencies ..................................   (0.044)     1.509       (3.174)      0.253       (0.048)
                                                               --------------------------------------------------------
   Total from investment operations ........................    0.040      1.590       (3.045)      0.315       (0.030)
                                                               --------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ....................   (0.120)    (0.070)      (0.020)     (0.010)        none
   Distributions from net realized gain on investments .....     none       none       (0.605)     (0.075)        none
                                                               --------------------------------------------------------
   Total dividends and distributions .......................   (0.120)    (0.070)      (0.625)     (0.085)        none
                                                               --------------------------------------------------------
Net asset value, end of period .............................   $7.970     $8.050      $ 6.530     $10.200       $9.970
                                                               ========================================================
Total return (4) ...........................................    0.35%     24.74%      (31.66%)      3.19%       (0.30%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $8,319     $7,815       $5,584      $9,665       $2,518
   Ratio of expenses to average net assets .................    1.95%      1.95%        1.96%       2.00%        2.00%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...............    2.50%      2.99%        3.91%       3.02%        4.10%
   Ratio of net investment income
     (loss) to average net assets ..........................    1.87%      1.15%        1.58%       0.52%        0.17%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and
     expenses paid indirectly ..............................    1.37%      0.11%       (0.37%)     (0.50%)      (1.93%)
   Portfolio turnover ......................................      27%        17%          47%         65%          36%

--------

(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3)  Per share information was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                             Delaware Emerging Markets Fund B Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Six Months                                        6/10/96(2)
                                                                         Ended                   Year Ended                  to
                                                                       5/31/00(1)   11/30/99    11/30/98    11/30/97      11/30/96
                                                                      (Unaudited)
Net asset value, beginning of period ..............................      $7.960      $6.440      $10.110     $ 9.940      $10.000

Income (loss) from investment operations:
   Net investment income (loss)(3) ................................       0.050       0.029        0.070      (0.020)      (0.051)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ...........................      (0.040)      1.501       (3.135)      0.265       (0.009)
                                                                        ---------------------------------------------------------
   Total from investment operations ...............................       0.010       1.530       (3.065)      0.245       (0.060)
                                                                        ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...........................      (0.070)     (0.010)        none        none         none
   Distributions from net realized gain on investments ............        none        none       (0.605)     (0.075)        none
                                                                        ---------------------------------------------------------
   Total dividends and distributions ..............................      (0.070)     (0.010)      (0.605)     (0.075)        none
                                                                        ---------------------------------------------------------

Net asset value, end of period ....................................      $7.900      $7.960      $ 6.440     $10.110      $ 9.940
                                                                        =========================================================

Total return(4) ...................................................       0.04%      23.81%      (32.11%)      2.48%       (0.60%)


Ratios and supplemental data:
  Net assets, end of period (000 omitted) .........................      $3,837      $3,671       $2,528      $3,484         $282
  Ratio of expenses to average net assets .........................       2.70%       2.70%        2.70%       2.70%        2.70%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .......................       3.20%       3.69%        4.61%       3.72%        4.80%
  Ratio of net investment income (loss)
    to average net assets .........................................       1.12%       0.40%        0.84%      (0.18%)      (0.53%)
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and
    expenses paid indirectly ......................................       0.62%      (0.59%)      (1.07%)     (1.20%)      (2.63%)
  Portfolio turnover ..............................................         27%         17%          47%         65%          36%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3)  Per share information was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                             Delaware Emerging Markets Fund C Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Six Months                                        6/10/96(2)
                                                                         Ended                   Year Ended                  to
                                                                       5/31/00(1)   11/30/99    11/30/98    11/30/97      11/30/96
                                                                      (Unaudited)
Net asset value, beginning of period ..............................      $7.950      $6.430      $10.110      $9.940      $10.000

Income (loss) from investment operations:
   Net investment income (loss)(3) ................................       0.050       0.029        0.068      (0.019)      (0.051)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ...........................      (0.040)      1.501       (3.143)      0.264       (0.009)
                                                                        ---------------------------------------------------------
   Total from investment operations ...............................       0.010       1.530       (3.075)      0.245       (0.060)
                                                                        ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...........................      (0.070)     (0.010)        none        none         none
   Distributions from net realized gain on investments ............        none        none       (0.605)     (0.075)        none
                                                                        ---------------------------------------------------------
   Total dividends and distributions ..............................      (0.070)     (0.010)      (0.605)     (0.075)        none
                                                                        ---------------------------------------------------------

Net asset value, end of period ....................................      $7.890      $7.950      $ 6.430     $10.110      $ 9.940
                                                                        =========================================================

Total return(4) ...................................................       0.03%      23.85%      (32.21%)      2.48%       (0.60%)


Ratios and supplemental data:
  Net assets, end of period (000 omitted) .........................      $1,791      $1,565         $884      $1,519         $199
  Ratio of expenses to average net assets .........................       2.70%       2.70%        2.70%       2.70%        2.70%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .......................       3.20%       3.69%        4.61%       3.72%        4.80%
  Ratio of net investment income (loss)
    to average net assets .........................................       1.12%       0.40%        0.84%      (0.18%)      (0.53%)
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and
    expenses paid indirectly ......................................       0.62%      (0.59%)      (1.07%)     (1.20%)      (2.63%)
  Portfolio turnover ..............................................         27%         17%          47%         65%          36%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3)  Per share information was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Emerging Markets Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Six Months                                        6/10/96(2)
                                                                         Ended                   Year Ended                  to
                                                                       5/31/00(1)   11/30/99    11/30/98    11/30/97      11/30/96
                                                                      (Unaudited)
Net asset value, beginning of period ..............................      $8.080      $6.550      $10.250     $ 9.990      $10.000

Income (loss) from investment operations:
   Net investment income (loss)(3) ................................       0.095       0.099        0.151       0.098        0.047
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ...........................      (0.035)      1.521       (3.191)      0.262       (0.057)
                                                                        ---------------------------------------------------------
   Total from investment operations ...............................       0.060       1.620       (3.040)      0.360       (0.010)
                                                                        ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...........................      (0.140)     (0.090)      (0.055)     (0.025)        none
   Distributions from net realized gain on investments ............        none        none       (0.605)     (0.075)        none
                                                                        ---------------------------------------------------------
   Total dividends and distributions ..............................      (0.140)     (0.090)      (0.660)     (0.100)        none
                                                                        ---------------------------------------------------------

Net asset value, end of period ....................................      $8.000      $8.080      $ 6.550     $10.250      $ 9.990
                                                                        =========================================================

Total return(4) ...................................................       0.57%      25.24%      (31.55%)      3.64%       (0.10%)


Ratios and supplemental data:
  Net assets, end of period (000 omitted) .........................      $3,163      $2,791       $1,117      $1,916       $3,717
  Ratio of expenses to average net assets .........................       1.70%       1.70%        1.70%       1.70%        1.70%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .......................       2.20%       2.69%        3.61%       2.72%        3.80%
  Ratio of net investment income (loss)
    to average net assets .........................................       2.12%       1.40%        1.84%       0.82%        0.47%
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and
    expenses paid indirectly ......................................       1.62%       0.41%       (0.07%)     (0.20%)      (1.63%)
  Portfolio turnover ..............................................         27%         17%          47%         65%          36%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3)  Per share information was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Global Bond Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                  12/27/94(2)
                                                               Ended                        Year Ended                        to
                                                             5/31/00(1)  11/30/99     11/30/98    11/30/97     11/30/96    11/30/95
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.000     $10.940      $10.790     $11.480      $11.230     $10.000

Income (loss) from investment operations:
  Net investment income(3) ................................     0.272       0.560        0.595       0.625        0.755       0.659
  Net realized and unrealized gain (loss)
    on investments and foreign currencies .................    (0.667)     (0.935)      (0.015)     (0.505)       0.730       1.171
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................    (0.395)     (0.375)       0.580       0.120        1.485       1.830
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.175)     (0.460)      (0.400)     (0.770)      (0.875)     (0.600)
  Distributions from net realized gain on
     investments ..........................................      none      (0.105)      (0.030)     (0.040)      (0.360)       none
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................    (0.175)     (0.565)      (0.430)     (0.810)      (1.235)     (0.600)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $ 9.430     $10.000      $10.940     $10.790      $11.480     $11.230
                                                              =====================================================================

Total return(4) ...........................................    (4.00%)     (3.50%)       5.47%       1.24%       14.35%      18.79%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $2,484      $3,944       $4,684      $4,567       $3,467        $889
  Ratio of expenses to average net assets .................     1.30%       1.30%        1.25%       1.25%        1.25%       1.25%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.60%       1.54%        1.59%       2.04%        5.00%      12.34%
  Ratio of net investment income to average net assets ....     5.60%       5.34%        5.58%       5.76%        6.82%       7.70%
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and
    expenses paid indirectly ..............................     5.30%       5.10%        5.24%       4.97%        3.07%      (3.39%)
Portfolio turnover ........................................       60%         90%          93%         76%          42%         98%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Per share information for the six months ended May 31, 2000 and the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Global Bond Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                  12/27/94(2)
                                                               Ended                      Year Ended                          to
                                                             5/31/00(1)  11/30/99     11/30/98    11/30/97     11/30/96    11/30/95
                                                            (Unaudited)
Net asset value, beginning of period ........................ $10.000     $10.930      $10.790     $11.490      $11.230     $10.000

Income (loss) from investment operations:
   Net investment income(3) .................................   0.238       0.487        0.520       0.550        0.679       0.565
   Net realized and unrealized gain (loss)
    on investments and foreign currencies ...................  (0.668)     (0.927)      (0.020)     (0.511)       0.735       1.205
                                                              -------     -------      -------     -------      -------     -------
   Total from investment operations .........................  (0.430)     (0.440)       0.500       0.039        1.414       1.770
                                                              -------     -------      -------     -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income .....................  (0.140)     (0.385)      (0.330)     (0.699)      (0.794)     (0.540)
   Distributions from net realized gain on investments ......    none      (0.105)      (0.030)     (0.040)      (0.360)       none
                                                              -------     -------      -------     -------      -------     -------
   Total dividends and distributions ........................  (0.140)     (0.490)      (0.360)     (0.739)      (1.154)     (0.540)
                                                              -------     -------      -------     -------      -------     -------
Net asset value, end of period .............................. $ 9.430     $10.000      $10.930     $10.790      $11.490     $11.230
                                                              =======     =======      =======     =======      =======     =======
Total return(4) .............................................  (4.34%)     (4.01%)       4.59%       0.48%       13.51%      18.23%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .................... $   935     $ 1,646      $ 1,188     $ 1,081      $   707     $   115
 Ratio of expenses to average net assets ....................   2.00%       2.00%        1.95%       1.95%        1.95%       1.95%
 Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ..................   2.30%       2.24%        2.29%       2.74%        5.70%      13.04%
 Ratio of net investment income to average net assets .......   4.90%       4.64%        4.88%       5.06%        6.12%       7.00%
 Ratio of net investment income (loss) to average
   net assets prior to expense limitation and
   expenses paid indirectly .................................   4.60%       4.40%        4.54%       4.27%        2.37%      (4.09%)
 Portfolio turnover .........................................     60%         90%          93%         76%          42%         98%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Per share information for the six months ended May 31, 2000 and the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Global Bond Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months                                                 11/29/95(2)
                                                                Ended                      Year Ended                         to
                                                              5/31/00(1) 11/30/99     11/30/98    11/30/97     11/30/96    11/30/95
                                                             (Unaudited)
Net asset value, beginning of period ........................  $9.940     $10.880      $10.740     $11.440      $11.240     $11.330

Income (loss) from investment operations:
   Net investment income(3) .................................   0.238       0.487        0.521       0.551        0.680        none
   Net realized and unrealized gain (loss)
    on investments and foreign currencies ...................  (0.658)     (0.937)      (0.021)     (0.512)       0.719      (0.036)
                                                               ------     -------      -------     -------      -------     -------
   Total from investment operations .........................  (0.420)     (0.450)       0.500       0.039        1.399      (0.036)
                                                               ------     -------      -------     -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income .....................  (0.140)     (0.385)      (0.330)     (0.699)      (0.839)     (0.054)
   Distributions from net realized gain on investments ......    none      (0.105)      (0.030)     (0.040)      (0.360)       none
                                                               ------     -------      -------     -------      -------     -------
   Total dividends and distributions ........................  (0.140)     (0.490)      (0.360)     (0.739)      (1.199)     (0.054)
                                                               ------     -------      -------     -------      -------     -------
Net asset value, end of period ..............................  $9.380     $ 9.940      $10.880     $10.740      $11.440     $11.240
                                                               ======     =======      =======     =======      =======     =======
Total return(4) .............................................  (4.27%)     (4.21%)       4.71%       0.49%       13.51%          (5)

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ....................  $  517     $   681         $539        $703         $118          $5
 Ratio of expenses to average net assets ....................   2.00%       2.00%        1.95%       1.95%        1.95%          (5)
 Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ..................   2.30%       2.24%        2.29%       2.74%        5.70%          (5)
 Ratio of net investment income to average net assets .......   4.90%       4.64%        4.88%       5.06%        6.12%          (5)
 Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly .................................   4.60%       4.40%        4.54%       4.27%        2.37%          (5)
 Portfolio turnover .........................................     60%         90%          93%         76%          42%          (5)

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading.
(3) Per share information for the six months ended May 31, 2000 and the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Global Bond Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                  12/27/94(2)
                                                               Ended                      Year Ended                          to
                                                             5/31/00(1)  11/30/99     11/30/98    11/30/97     11/30/96    11/30/95
                                                            (Unaudited)
Net asset value, beginning of period .......................  $ 9.990     $10.930      $10.810     $11.520      $11.270     $10.000

Income (loss) from investment operations:
   Net investment income(3) ................................    0.287       0.592        0.627       0.658        0.788       0.782
   Net realized and unrealized gain (loss)
    on investments and foreign currencies ..................   (0.664)     (0.937)      (0.017)     (0.515)       0.732       1.088
                                                              -------     -------      -------     -------       ------     -------
   Total from investment operations ........................   (0.377)     (0.345)       0.610       0.143        1.520       1.870
                                                              -------     -------      -------     -------       ------     -------
Less dividends and distributions:
   Dividends from net investment income ....................   (0.183)     (0.490)      (0.460)     (0.813)      (0.910)     (0.600)
   Distributions from net realized gain on investments .....     none      (0.105)      (0.030)     (0.040)      (0.360)       none
                                                              -------     -------      -------     -------       ------     -------
   Total dividends and distributions .......................   (0.183)     (0.595)      (0.490)     (0.853)      (1.270)     (0.600)
                                                              -------     -------      -------     -------       ------     -------
Net asset value, end of period .............................  $ 9.430     $ 9.990      $10.930     $10.810      $11.520     $11.270
                                                              =======     =======      =======     =======       ======     =======
Total return(4) ............................................   (3.83%)     (3.31%)       5.88%       1.45%       14.68%      19.21%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ...................  $10,315     $11,668      $12,937     $11,278       $6,707     $   897
 Ratio of expenses to average net assets ...................    1.00%       1.00%        0.95%       0.95%        0.95%       0.95%
 Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly .................    1.30%       1.24%        1.29%       1.74%        4.70%      12.04%
 Ratio of net investment income to average net assets ......    5.90%       5.64%        5.88%       6.06%        7.12%       8.00%
 Ratio of net investment income (loss) to average
   net assets prior to expense limitation and
   expenses paid indirectly ................................    5.60%       5.40%        5.54%       5.27%        3.37%      (3.09%)
 Portfolio turnover ........................................      60%         90%          93%         76%          42%         98%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Per share information for the six months ended May 31, 2000 and the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

May 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Global & International Funds (the "Trust") is organized as a Delaware business trust under a certificate of trust dated November 23, 1999, and offers five funds: the Delaware International Equity Fund, the Delaware Global Equity Fund, the Delaware Emerging Markets Fund, the Delaware Global Bond Fund, and the Delaware International Small Cap Fund. These financial statements and the related notes pertain to the Delaware International Equity Fund, the Delaware Global Equity Fund, the Delaware Emerging Markets Fund and the Delaware Global Bond Fund (the "Fund" or collectively as the "Funds"). The Delaware International Equity Fund is registered as a diversified open-end investment company, and the Delaware Global Equity Fund, the Delaware Emerging Markets Fund and the Delaware Global Bond Fund, are registered as non-diversified open-end investment companies, under the Investment Company Act of 1940, as amended. Each Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75% for all Funds except the Delaware Global Bond Fund, which is a maximum of 4.75%. The B Class carries a back-end deferred sales charge, the C Class carries a level load sales charge and the Institutional Class has no sales charge.

The investment objective of each Fund is as follows:

Delaware International Equity Fund: To seek long-term growth without undue risk to principal. It does so by investing primarily in international equity securities with the potential for capital appreciation and income.

Delaware Global Equity Fund: To seek long-term total return. It does so by investing primarily in equity securities, including U.S. and foreign stocks, with the potential for capital appreciation and income.

Delaware Emerging Markets Fund: To seek long-term capital appreciation. It does so by investing primarily in equity securities of issuers located or operating in emerging market countries.

Delaware Global Bond Fund: To seek current income consistent with the preservation of principal. It does so by investing primarily in foreign and U.S. bonds that may also provide the potential for capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Trust.

Security Valuation - All domestic equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments

--------------------------------------------------------------------------------
having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Funds do isolate that portion of gains and losses on investments in debt securities, which are due to changes in the foreign currency exchange rate from that which are due to changes in the market prices of debt securities. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Funds understanding of the applicable country's tax rules and rates. Original issue discounts are accreted to interest income over the lives of the respective securities. Each Fund declares and pays dividends from capital gains, if any, annually and from net investment income, if any, as follows: the Delaware Global Bond Fund quarterly, and the Delaware International Equity Fund, the Delaware Global Equity Fund, and the Delaware Emerging Markets Fund annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangement are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses and credits for the period ended May 31, 2000 are as follows:

                                         Delaware     Delaware     Delaware       Delaware
                                      International    Global      Emerging        Global
                                       Equity Fund   Equity Fund  Markets Fund   Bond Fund
                                      -------------  -----------  ------------   ---------
Commission Reimbursements ...........     $3,034        $168         $  215         $177
Earnings Credits ....................          -           -          4,346            -

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Fund pays Delaware International Advisers Ltd. (DIAL), the Investment Manager, an annual fee based on its net assets.

Following are the management fees as a percentage of average daily net assets:

                                            Delaware      Delaware      Delaware       Delaware
                                          International    Global       Emerging        Global
                                           Equity Fund   Equity Fund  Markets Fund     Bond Fund
                                          -------------  -----------  ------------     ---------
On the first $500 million ...........         0.85%         0.85%          1.25%         0.75%
On the next $500 million ............         0.80%         0.80%          1.20%         0.70%
On the next $1.5 billion ............         0.75%         0.75%          1.15%         0.65%
In excess of $2.5 billion ...........         0.70%         0.70%          1.10%         0.60%

DIAL has entered into a sub-advisory agreement with Delaware Management Company
(DMC), an affiliate, with respect to the management of the Delaware Global Equity Fund's investments in U.S. securities. DMC receives 25% of the management fee paid to DIAL for managing the U.S. securities portion of the Delaware Global Equity Fund.

DIAL has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses, exceed 1.55% for each class of the Delaware Global Equity Fund, 1.70% for each class of the Delaware Emerging Markets Fund and 1.00% for each class of the Delaware Global Bond Fund, of the average daily net assets for each Fund through January 31, 2001.

The Trust has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued)
On May 31, 2000, the Funds had liabilities payable to affiliates as follows:

                                                         Delaware        Delaware       Delaware        Delaware
                                                       International      Global        Emerging         Global
                                                        Equity Fund     Equity Fund   Markets Fund      Bond Fund
                                                       -------------    -----------   ------------      ---------
Investment management fee payable to DIAL ............   $179,978              -        $10,702           $4,822
Dividend disbursing, transfer agent, accounting fees
   and other expenses payable to DSC .................     72,408        $11,159         10,204            3,637
Other expenses payable to DMC and affiliates .........     47,279             49            445                -

Pursuant to the Distribution Agreement, each Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DIAL and DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes, respectively. DDLP has elected to waive its fees to ensure that the annual fee received from the Delaware Emerging Markets Fund A Class does not exceed 0.25% of the average daily net assets. For the six months ended May 31, 2000, DDLP earned commissions on sales of the A Class shares for each Fund as follows:

                                                         Delaware        Delaware       Delaware        Delaware
                                                       International      Global        Emerging         Global
                                                        Equity Fund     Equity Fund   Markets Fund      Bond Fund
                                                       -------------    -----------   ------------      ---------
                                                          $12,715          $2,212        $3,648            $498

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the six months ended May 31, 2000, each Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                         Delaware        Delaware       Delaware        Delaware
                                                       International      Global        Emerging         Global
                                                        Equity Fund     Equity Fund   Markets Fund      Bond Fund
                                                       -------------    -----------   ------------      ---------
Purchases ............................................  $18,655,060      $2,355,630    $4,651,640       $4,132,025
Sales ................................................   36,902,015       5,217,517     2,280,726        6,990,993

The cost of investments for federal income tax purposes approximates cost for book purposes. At May 31, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund was as follows:

                                                         Delaware        Delaware       Delaware        Delaware
                                                       International      Global        Emerging         Global
                                                        Equity Fund     Equity Fund   Markets Fund      Bond Fund
                                                       -------------    -----------   ------------      ---------
Cost of investments ..................................  $216,616,851    $12,928,754    $21,222,693     $15,403,234
                                                        ============    ===========    ===========     ===========
Aggregate unrealized appreciation ....................    57,898,874      1,683,082      1,536,096          32,436
Aggregate unrealized depreciation ....................   (25,916,763)    (1,726,787)    (5,412,858)     (1,922,169)
                                                        ------------    -----------    -----------     -----------
Net unrealized appreciation (depreciation) ...........    31,982,110        (43,705)    (3,876,763)     (1,889,733)
                                                        ============    ===========    ===========     ===========

For federal income tax purposes, the Funds had the following capital loss carryforwards at May 31, 2000, which may be carried forward and applied against future gains:

                                                         Year of     Year of
                                                       Expiration  Expiration
                                                          2006         2007        Total
                                                       ----------  ----------      -----
Delaware Emerging Markets Fund ....................... $1,188,491    $829,324   $2,017,815
Delaware Global Bond Fund ............................          -     139,057      139,057

44

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                              Delaware                     Delaware
                                                      International Equity Fund        Global Equity Fund
                                                      -------------------------    --------------------------
                                                       Six Months    Year Ended      Six Months    Year Ended
                                                      Ended 5/31/00   11/30/99     Ended 5/31/00     1/30/99
                                                       (Unaudited)                  (Unaudited)
Shares sold:
   A Class .........................................    7,805,425    33,398,322        119,099       229,260
   B Class .........................................      226,124     2,455,859         42,402        85,012
   C Class .........................................    1,233,273     9,364,208         16,105        33,512
   Institutional Class .............................    2,305,200     4,633,814         20,640        22,319
Shares issued upon reinvestment of distributions
   from net investment income and net realized
   gain on investments:
   A Class .........................................      196,326       114,367         26,001        32,898
   B Class .........................................       62,032        20,438         16,205        20,899
   C Class .........................................       26,450         5,755          7,993        13,217
   Institutional Class .............................      243,451       192,795          4,485         5,855
                                                      -----------   -----------      ---------      --------
                                                       12,098,281    50,185,558        252,930       442,972
                                                      -----------   -----------      ---------      --------
Shares repurchased:
   A Class .........................................   (8,856,245)  (35,339,072)      (221,796)     (242,326)
   B Class .........................................     (483,820)   (2,649,551)       (99,464)     (120,242)
   C Class .........................................   (1,340,778)   (9,398,225)       (63,538)      (97,899)
   Institutional Class .............................   (2,157,507)   (8,445,453)       (39,714)     (128,316)
                                                      -----------   -----------      ---------      --------
                                                      (12,505,350)  (55,832,301)      (424,512)     (588,783)
                                                      -----------   -----------      ---------      --------
   Net increase (decrease) .........................     (407,069)   (5,646,743)      (171,582)     (145,811)
                                                      ===========   ===========      =========      ========

                                                              Delaware                     Delaware
                                                        Emerging Markets Fund          Global Bond Fund
                                                      -------------------------    --------------------------
                                                       Six Months    Year Ended      Six Months    Year Ended
                                                      Ended 5/31/00   11/30/99     Ended 5/31/00     1/30/99
                                                       (Unaudited)                  (Unaudited)
Shares Sold:
   A Class .........................................      302,873       535,345         78,633       127,716
   B Class .........................................      138,003       261,161          9,322       111,137
   C Class .........................................      275,341       103,080          5,332        44,496
   Institutional Class .............................      132,194       320,785        170,941       317,159
Shares issued upon reinvestment of distributions
   from net investment income and net realized
   gain on investments:
   A Class .........................................       13,023         9,187          4,303        15,919
   B Class .........................................        3,594           599          1,658         7,490
   C Class .........................................        1,780           225            762         3,081
   Institutional Class .............................        5,434         2,585         19,669        65,051
                                                      -----------   -----------      ---------      --------
                                                          872,242     1,232,967        290,620       692,049
                                                      -----------   -----------      ---------      --------
Shares repurchased:
   A Class .........................................     (243,754)     (429,070)      (214,196)     (177,317)
   B Class .........................................     (117,323)     (193,250)       (76,567)      (62,611)
   C Class .........................................     (246,889)      (44,042)       (19,427)      (28,620)
   Institutional Class .............................      (87,460)     (148,543)      (265,300)     (397,705)
                                                      -----------   -----------      ---------      --------
                                                         (695,426)     (814,905)      (575,490)     (666,253)
                                                      -----------   -----------      ---------      --------
   Net increase (decrease) .........................      176,816       418,062       (284,870)       25,796
                                                      ===========   ===========      =========      ========

--------------------------------------------------------------------------------
5. Lines of Credit
The Funds along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. No amount was outstanding at May 31, 2000, or at any time during the period.

6. Foreign Exchange Contracts
A Fund will generally enter into forward foreign currency exchange contracts and forward foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded.

The use of forward foreign currency exchange contracts and forward foreign cross currency exchange contracts do not eliminate fluctuations in the underlying prices of the securities, but do establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency exchange contracts were outstanding at May 31, 2000:

                                                                                                  Unrealized
                                                      Contracts to   In Exchange    Settlement    Appreciation
                                                        Deliver          For           Date     (Depreciation)
                                                      ------------   -----------    ----------  --------------
Delaware International Equity Fund .................  GBP 254,517    EUR 408,928      6/1/00        ($531)

EUR - European Monetary Unit
GBP - British Pound

7. Market and Credit Risk
Some countries in which the Trust may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Trust may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Trust.

The Trust may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

With the exception of the Delaware Emerging Markets Fund each Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, and other securities which may not be readily marketable. The Delaware Emerging Markets Fund may invest up to 15% in such securities. Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, may be determined to be liquid or illiquid based on factors set by the Board of Trustees. The relative illiquidity of some of these securities may adversely affect each Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

--------------------------------------------------------------------------------
8. Securities Lending
The Delaware International Equity Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and collateral received is insufficient to cover the value of loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at May 31, 2000 were as follows:

                                                                                   Income
                                                Market value         Market      earned for
                                               of securities        value of    the six months
                                                  on loan          collateral   ended 5/31/00*
                                               -------------       ----------   --------------
Delaware International Equity Fund ..........   $49,567,565       $52,377,894      $76,712

* Included in interest income in the Statement of Operations.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                    International and Global          Tax-Exempt Income
   o  Technology and Innovation         o  Emerging Markets Fund          o  National High-Yield
        Fund                            o  New Pacific Fund                    Municipal Bond Fund
   o  Select Growth Fund                o  Overseas Equity Fund           o  Tax-Free USA Fund
   o  Trend Fund                        o  International Equity Fund      o  Tax-Free Insured Fund
   o  Growth Opportunities Fund*        o  Global Equity Fund             o  Tax-Free USA
   o  Small Cap Value Fund              o  Global Bond Fund                    Intermediate Fund
   o  U.S. Growth Fund             *                                      o  State Tax-Free Funds*
   o  Tax-Efficient Equity Fund      Current Income
   o  Social Awareness Fund             o  Delchester Fund             Stability of Principal
                                        o  High-Yield                     o  Cash Reserve
Total Return                                 Opportunities Fund           o  Tax-Free Money Fund
   o  Blue Chip Fund                    o  Strategic Income Fund
   o  Devon Fund                        o  Corporate Bond Fund         Asset Allocation
   o  Growth and Income Fund            o  Extended Duration              o  Foundation Funds
   o  Decatur Equity                         Bond Fund                         Growth Portfolio
        Income Fund                     o  American Government                 Balanced Portfolio
   o  REIT Fund                              Bond Fund                         Income Portfolio
   o  Balanced Fund                     o  U.S. Government
                                             Securities Fund
                                        o  Limited-Term
                                             Government Fund

 *Formerly known as DelCap Fund.

**Available for the following states: Arizona, California, Colorado, Florida,
  Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)                                         For Shareholders
INVESTMENTS                                          1.800.523.1918
---------------------
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This semi-annual report is for the information of Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Emerging Markets Fund and Delaware Global Bond Fund, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Emerging Markets Fund and Delaware Global Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                           Charles E. Peck                         Investment Manager and Sub-Adviser
                                            Retired                                 Delaware Management Company
Wayne A. Stork                              Fredericksburg, VA                      Philadelphia, PA
Chairman
Delaware Investments Family of Funds        Janet L. Yeomans                        International Affiliate
Philadelphia, PA                            Vice President and Treasurer            Delaware International Advisers Ltd.
                                            3M Corporation                          London, England
Walter P. Babich                            St. Paul, MN
Board Chairman                                                                      National Distributor
Citadel Constructors, Inc.                  AFFILIATED OFFICERS                     Delaware Distributors, L.P.
King of Prussia, PA                                                                 Philadelphia, PA
                                            Charles E. Haldeman, Jr.
David K. Downes                             President and Chief Executive Officer   Shareholder Servicing, Dividend
President and Chief Executive Officer       Delaware Management Holdings, Inc.      Disbursing and Transfer Agent
Delaware Investments Family of Funds        Philadelphia, PA                        Delaware Service Company, Inc.
Philadelphia, PA                                                                    Philadelphia, PA
                                            Richard J. Flannery
John H. Durham                              Executive Vice President                1818 Market Street
Private Investor                            and General Counsel                     Philadelphia, PA 19103-3682
Horsham, PA                                 Delaware Investments Family of Funds
                                            Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates      Bruce D. Barton
New York, NY                                President and Chief Executive Officer
                                            Delaware Distributors, L.P.
Ann R. Leven                                Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

(3344)                                                        Printed in the USA
SA-034 [5/00] PP 7/00                                                    (J6032)